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TABLE OF CONTENTS

As filed with the Securities and Exchange Commission on October 7, 2002

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.

Gladstone Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland (State of Incorporation)	54-2040781 (I.R.S. Employer Identification No.)

1616 Anderson Road, Suite 208
McLean, Virginia 22102
(703) 286-7000
(Address and telephone number, including area code, of principal executive offices)

David Gladstone
Chairman and Chief Executive Officer
Gladstone Capital Corporation
1616 Anderson Road, Suite 208
McLean, Virginia 22102
(Name and address of agent for service)

Copies of information to:
Thomas R. Salley, Esq.
Darren K. DeStefano, Esq.
Cooley Godward LLP
One Freedom Square
Reston Town Center
11951 Freedom Drive
Reston, Virginia 20190
(703) 456-8000

        Approximate Date of Proposed Public Offering: From time to time after the effective date of the Registration Statement.

        If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities to be Registered	Amount to be Registered	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Common Stock, $0.001 par value per share; preferred stock; debt securities	$75,000,000	$75,000,000	$6,900

        The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Gladstone Capital Corporation
Cross Reference Sheet

No.	Description	Location
Part A—Information Required In a Prospectus
Item 1.	Outside Front Cover	Outside Front Cover
Item 2.	Inside Front and Outside Back Cover	Inside Front and Outside Back Cover
Item 3.	Fee Table and Synopsis	Fees and Expenses
Item 4.	Financial Highlights	Selected Consolidated Financial Statements; Management's Discussion and Analysis of Financial Condition and Results of Operations
Item 5.	Plan of Distribution	Outside Front Cover; Plan of Distribution
Item 6.	Selling Shareholders	Not Applicable
Item 7.	Use of Proceeds	Use of Proceeds
Item 8.	General Description of the Registrant	Outside Front Cover; Prospectus Summary; Business; Risk Factors; Investment Objectives and Policies; Portfolio Companies
Item 9.	Management	Management; Executive Officers and Directors; Control Persons and Principal Stockholders
Item 10.	Capital Stock, Long-Term Debt and Other Securities	Description of Our Securities; Price Range of Common Stock and Distributions; Dividend Reinvestment Plan
Item 11.	Defaults and Arrears on Senior Securities	Not Applicable
Item 12.	Legal Proceedings	Not Applicable
Item 13.	Table of Contents of the Statement of Additional Information	Not Applicable
Part B—Information Required in a Statement of Additional Information*
Item 14.	Cover Page	Not Applicable
Item 15.	Table of Contents	Not Applicable
Item 16.	General Information and History	Prospectus Summary; Business
Item 17.	Investment Objective and Policies	Prospectus Summary; Investment Objectives and Policies; Risk Factors; Business; U.S. Federal Income Tax Considerations; Regulation
Item 18.	Management	Management
Item 19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Stockholders
Item 20.	Investment Advisory and Other Services	Investment Advisor
Item 21.	Brokerage Allocation and Other Practices	Fees and Expenses; Prospectus Summary; Plan of Distribution; Brokerage Allocation and Other Practices

Item 22.	Tax Status	Price Range of Common Stock and Distributions; U.S. Federal Income Tax Considerations
Item 23.	Financial Statements	Balance Sheet

* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B "Statement of Additional Information" has been included in the prospectus and, accordingly, no statement of additional information has been filed as a part of this registration statement.

Part C—Other Information

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

Subject to Completion, dated October 7, 2002

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

$75,000,000

Gladstone Capital Corporation

Common Stock
Preferred Stock
Debt Securities

        We may offer, from time to time, up to $75 million aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. In the case of our common stock, the offering price per share, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time we make the offering. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

        We may offer our securities directly to one or more purchasers, through agents that we designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. For more information about the manners which we may use to offer our securities, see "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering. Our common stock is traded on the Nasdaq National Market under the symbol "GLAD." As of October 4, 2002, the last reported sales price for our common stock was $15.13.

        We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the Investment Company Act of 1940. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. In addition, we may acquire existing loans that meet this profile from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans.

        This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

        An investment in our securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the "Risk Factors" section, beginning on page 9 of this prospectus. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. [                        ], 2002

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

TABLE OF CONTENTS

Prospectus Summary	3
Risk Factors	9
Use of Proceeds	16
Price Range of Common Stock and Distributions	17
Consolidated Selected Financial Data	18
Management's Discussion and Analysis of Financial Condition and Results of Operations	18
Business	24
Portfolio Companies	31
Management	35
Control Persons and Principal Stockholders	47
Regulation	48
US Federal Income Tax Considerations	52
Description of Our Securities	56
Certain Provisions of our Articles of Incorporation and Bylaws and Maryland General Corporation Law	57
Plan of Distribution	59
Share Repurchases	61
Custodian, Transfer and Dividend Paying Agent and Registrar	62
Brokerage Allocation and Other Practices	62
Legal Matters	62
Experts	62
Available Information	62

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and does not contain all of the information that you may want to consider. You should read carefully the more detailed information set out in this prospectus and the accompanying prospectus supplement, including "Risk Factors." Except where the context requires otherwise, when we use the terms "we," "us" or "Gladstone Capital Corporation," we are referring solely to Gladstone Capital Corporation and not to its wholly-owned subsidiary, Gladstone Advisers, Inc.

General

        We are a specialty finance company that was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. We invest in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. In addition, from time to time, we may acquire existing loans that meet this profile from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. Our headquarters are in McLean, Virginia, a suburb of Washington, DC. We also have offices in New York, New York and Pittsburgh, Pennsylvania.

Our Structure and Our Management

        We are a closed-end, non-diversified management investment company under the Investment Company Act of 1940, which we refer to in this prospectus as the 1940 Act. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans.

        We have elected to be treated as a business development company under the 1940 Act. In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986. As a RIC, we generally do not have to pay corporate level tax on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate level tax liability. For further information, see "Regulation," "US Federal Income Tax Considerations" and "Dividend Reinvestment Plan."

        We are internally managed by our officers and directors. We do not have a separate investment advisor and, therefore, we do not pay an investment advisory fee. We have established a wholly-owned subsidiary that conducts our daily administrative operations. To date our operating expenses have been approximately 1.45% of our total assets. We currently estimate that over time our annual operating expenses will be approximately 2% of our total assets, however there can be no assurance that our actual annual operating expenses will not exceed 2% of our total assets.

        We have assembled a management team which has extensive experience in our lines of business. Our executive officers include David Gladstone, chairman and chief executive officer, and Terry Lee Brubaker, president and chief operating officer. Mr. Gladstone has a total of over 25 years of debt and equity financing experience at Gladstone Capital Corporation, Allied Capital Corporation (NYSE: ALD) and American Capital Strategies Ltd. (NASDAQ: ACAS). Mr. Brubaker has over 25 years of operational expertise in acquiring and managing companies, much of it at James River Corporation.

Our management, including Messrs. Gladstone and Brubaker, makes available significant managerial assistance to the businesses in which we invest, including operational, financial and strategic advice.

Our Investment Objectives and Our Strategy

        Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. There can be no assurance that we will realize our investment objectives. We seek to invest primarily in three categories of debt of private companies:

  •
  Senior Debt. We seek to invest a small portion of our assets in senior debt of borrowers. Using the assets and cash flow of the underlying business as collateral, a business typically uses senior debt to cover a substantial portion of the funding needed to operate. Senior lenders are exposed to the least risk of all providers of debt because they command a senior position with respect to scheduled interest and principal payments. However, unlike senior subordinated and junior subordinated lenders, these senior lenders typically do not receive any stock or warrants to purchase stock of the borrowers. As such, they generally do not participate in the equity appreciation of the value of the business. We intend to make senior loans on a limited basis and some of these will only be as bridge financings. In most cases, these loans will be refinanced at a later date.

  •
  Senior Subordinated Debt. We seek to invest a majority of our assets in senior subordinated debt. Senior subordinated debt is subordinated in its rights to receive its principal and interest payments from the borrower to the rights of the holders of senior debt. As a result, senior subordinated debt is riskier than senior debt. Although such loans are sometimes secured by significant collateral, many of these lenders principally rely on the borrower's cash flow for repayment. Additionally, lenders often receive warrants to acquire shares of stock in borrowers in connection with these loans.

  •
  Junior Subordinated Debt. We also seek to invest a small portion of our assets in junior subordinated debt. Junior subordinated debt is subordinated in its rights to receive its principal and interest payments from the borrower to the rights of the holders of senior debt and senior subordinated debt. The risk profile of junior subordinated debt is high, which permits the junior subordinated lender to obtain higher interest rates and warrants to purchase a greater portion of the borrower's stock.

        We use the established loan referral network of Messrs. Gladstone and Brubaker and our principals to identify and make senior and subordinated loans to selected businesses that we do not believe have sufficient access to traditional sources of lending.

        We target small and medium sized private businesses that meet certain criteria, including the potential for growth, adequate assets for loan collateral, experienced management teams with significant ownership interest in the business, adequate capitalization, profitable operations based on cash flow, substantial ownership by leveraged buyout funds or venture capital funds and potential opportunities for us to realize appreciation and gain liquidity in our equity position. We may achieve liquidity through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to buy back our warrants, though there can be no assurance that we will always have these rights.

        We expect that our loans typically will range from $5 million to $15 million, mature in no more than seven years, and accrue interest at a fixed rate or an annualized variable rate that exceeds the prime rate. Because these loans will generally be subordinated debt of private companies, we expect that most if not all of the debt securities we acquire will be unrated.

Offering

        We may offer, from time to time, up to $75 million of our securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. In the case of an offering of our common stock, the offering price per share, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering.

        We may offer our securities directly to one or more purchasers, through agents that we designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

        Set forth below is additional information regarding the offering of our securities:

Nasdaq National Market Symbol	GLAD
Use of Proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which may include investment in small and medium sized businesses in accordance with our investment objectives, repayment of any indebtedness that we may have used to make investments and other general corporate purposes. See "Use of Proceeds."
Distributions
We have paid quarterly dividends to the holders of our common stock and generally intend to continue to do so. The amount of the quarterly dividends is determined by our board of directors and is based on our estimate of taxable ordinary income and net short-term capital gains. See "Price Range of Common Stock and Distributions." In addition to cash dividends, certain additional amounts may be deemed to be distributed to stockholders for income tax purposes. See "US Federal Income Tax Consequences." Other types of securities will likely pay distributions in accordance with their terms.

Principal Risk Factors	An investment in our securities involves certain risks relating to our structure and investment objectives that prospective investors should consider, including but not limited to:
	•	We have a limited operating history upon which you can evaluate our business.
•
As a business development company, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and are generally less liquid than public securities. Also, our determinations of fair value of these securities may differ materially from the values that would exist if there was a ready market for these investments.
	•	A large number of entities compete for the same kind of investment opportunities as we do.
	•	Our business requires a substantial amount of cash to operate and to grow, and we are dependent on external financing.
•
We expect that in the future we will borrow funds to make investments in and loans to small and medium sized businesses. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique.
•
Our failure to qualify as a RIC eligible for pass-through tax treatment under Subchapter M of the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our securities.
See "Risk Factors" for a discussion of these and other risks of investing in our securities.
Certain Anti-Takeover Provisions
Our articles of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our common stock the opportunity to realize a premium over the then prevailing market price for our common stock. See "Risk Factors—Provisions of our articles of incorporation and bylaws could deter takeover attempts and adversely impact the price of our shares" and "Certain Provisions of our Articles of Incorporation and Bylaws and Maryland General Corporation Law."

Dividend Reinvestment Plan
Cash we distribute to holders of our common stock may be reinvested under our dividend reinvestment plan in additional whole and fractional shares of our common stock if you or your representative elects to enroll in the reinvestment plan. For more information, see "Dividend Reinvestment Plan."
Available Information
We are subject to the Securities Exchange Act of 1934 and are required to file reports, proxy statements and other information with the SEC. This information is available at the SEC's public reference room in Washington, DC and on the SEC's Internet site at http://www.sec.gov.

Fees And Expenses

        The purpose of the following table is to assist a prospective investor in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	None	(1)
Dividend Reinvestment Plan Fees.	—	(2)
Total Stockholder Transaction Expenses	—%
Annual Expenses (as a percentage of net assets attributable to common stock)(3)
Management Fees	None
Interest Payments on Borrowed Funds	0.0	%(4)
Other Expenses	2.0	%(4)
Total Annual Expenses (estimated)	2.0	%(4)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
The expenses of our dividend reinvestment plan are included in stock record expenses, a component of other expenses. We have no cash purchase plan.

(3)
Consolidated net assets attributable to common shares equal our net assets (i.e., total assets less total liabilities) at June 30, 2002.

(4)
Estimates of interest payments on borrowed funds, other expenses and total annual expenses have been based on our projected operating expenses (including interest costs) for the current fiscal year divided by our net assets as of June 30, 2002. The percentage in the table assumes that we have not issued any securities that are senior to our equity securities. We intend to borrow funds up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of senior securities. We expect that our interest payments on borrowed funds and total annual expenses would be higher than the levels set forth in the table when and if we borrow funds or issue senior securities. For additional information about our proposed borrowings, see "Business—Leverage" and "Risk Factors—Our business plan is dependent upon external financing which may expose us to risks associated with leverage."

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses. In the event that the shares to which this prospectus relates are sold to or through underwriters, the corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$20	$63	$108	$233

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares purchased by the plan administrator at the market price in effect at that time, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

RISK FACTORS

        The purchase of our securities involves a number of significant risks and other factors relating to our structure and investment objectives. As a result, we cannot assure you that we will achieve our investment objectives. You should consider carefully the following information before making an investment in our securities.

We are a new company with a limited operating history.

        We were incorporated in May 2001 and, to date, have only made investments in seven companies. Thus far, we have conducted only limited operations as a lender to small and medium sized companies. In addition, we are subject to all of the business risks and uncertainties associated with any new business enterprise. We may not meet our investment objectives and the value of your investment in us may decline substantially or be reduced to zero.

We are dependent upon our key management personnel for our future success, particularly David Gladstone and Terry Lee Brubaker.

        We are dependent on the diligence, skill and network of business contacts of our senior management and other management members for the final selection, structuring, closing and monitoring of our investments. Our future success depends to a significant extent on the continued service and coordination of our senior management team, particularly David Gladstone, our chairman and chief executive officer, and Terry Lee Brubaker, our president and chief operating officer. The departure of any of our executive officers or key employees could have a material adverse effect on our ability to implement our business strategy and to achieve our investment objectives.

Our financial condition and results of operations will depend on our ability to effectively manage our future growth.

        Our ability to achieve our investment objectives will depend on our ability to sustain continued growth, which will depend on our ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services and our access to financing sources on acceptable terms. As we grow, we will also be required to hire, train, supervise and manage new employees. Failure to effectively manage our future growth could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

        A large number of entities compete with us and make the types of investments that we seek to make in small and medium sized privately owned businesses. We compete with a large number of private equity funds, leveraged buyout funds and venture capital funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. Furthermore, many of our potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to fully invest our available capital.

Our business model is dependent upon the development of strong referral relationships with leveraged buyout funds and venture capital funds.

        We are dependent upon informal relationships with leveraged buyout funds and venture capital funds to provide us with deal flow. The investment we made in Finn Corporation and a number of the loans we are currently considering are with portfolio companies of Three Cities Fund II, L.P. and Three Cities Fund III, L.P., leveraged buyout funds that are managed by Three Cities Research Inc. Moreover, we have a mutual referral relationship with American Capital Strategies Ltd. The relationship with American Capital led to our mutual investment in Marcal Paper Mills, Inc. If we fail to maintain our relationship with funds such as Three Cities and American Capital, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of loans and fully execute our business plan.

Our loans to small and medium sized borrowers are extremely risky and you could lose your entire investment.

        Loans to small and medium sized borrowers are subject to a number of significant risks including the following:

        —Small and medium sized businesses may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to borrowers that typically is not readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the borrowers to repay their loans to us upon maturity. A borrower's ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained from the borrower's management. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender's security interest.

        —Small and medium sized businesses typically have narrower product lines and smaller market shares than large businesses. Because our target borrowers are smaller businesses, they will tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

        —There is generally little or no publicly available information about these businesses. Because we seek to make loans to privately owned businesses, there is generally little or no publicly available operating and financial information about our potential borrowers. As a result, we rely on our officers, other employees and consultants to perform due diligence investigations of these borrowers, their operations and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

        —Small and medium sized businesses generally have less predictable operating results. We expect that our borrowers may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A borrower's failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower's ability to repay our loan would be jeopardized.

        —Small and medium sized businesses are more likely to be dependent on one or two persons. Typically, the success of a small or medium sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

        —Small and medium sized businesses are likely to have greater exposure to economic downturns than larger businesses. We expect that our borrowers will have fewer resources than larger businesses and an economic downturn is more likely to have a material adverse effect on them. If one of our borrowers is adversely impacted by an economic downturn, its ability to repay our loan would be diminished.

        —Small and medium sized businesses may have limited operating histories. While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Borrowers with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

We may not realize gains from our equity investments.

        When we make a subordinated loan, we generally expect to receive warrants to purchase stock issued by the borrower. Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the gains we realize on these warrants will offset any losses we experience on loan defaults. However, the warrants we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains we do recognize on the disposition of equity interests may not be sufficient to offset losses we experience on our loan portfolio.

Because the loans we make and equity securities we receive when we make loans are not publicly traded, there will be uncertainty regarding the value of our privately held securities that could adversely affect our determination of our net asset value.

        None of our portfolio loans or equity securities, at least initially, will be publicly traded or have a readily determinable market value. We value these securities based on a determination of their fair value made in good faith by management and approved by our board of directors. Due to the uncertainty inherent in valuing these securities, our determinations of fair value may differ materially from the values that would exist if a ready market for these securities existed. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that we ultimately realize on our disposal of such securities.

The lack of liquidity of our privately held securities may adversely affect our business.

        Most of our investments presently consist of, and will continue to consist of, loans and warrants acquired in private transactions directly from borrowers or from the originators of loans to such borrowers. Substantially all of the securities we presently hold are, and the securities we expect to acquire in the future will be, subject to restrictions on resale, including, in some instances, legal restrictions, or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important business opportunities. In addition, if we are required to quickly liquidate all or a portion of our portfolio, we may realize significantly less than the value at which we have previously recorded our investments.

Our portfolio will be concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

        We intend to have outstanding loans to approximately 20 to 40 companies at any given time. A consequence of a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such loans or a substantial writedown of any one investment. Beyond our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry diversification and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets. As a result, a downturn in an industry in which we have made multiple loans could have a materially adverse effect on us.

Our business plan is dependent upon external financing which may expose us to risks associated with leverage.

        Our business will require a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

        —Senior Securities. We intend to issue debt securities, other evidences of indebtedness and possibly preferred stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a business development company, to issue debt securities and preferred stock, to which we refer collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. As a result of issuing senior securities, we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock if we borrow money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders.

        —Common Stock. Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and they may experience additional dilution. In addition, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

        —Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future we will securitize our loans to generate cash for funding new investments. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and impact our profitability. Moreover, successful securitization of our loan portfolio might expose us to losses as the loans in which we do not plan to sell interests will be those that are riskier and more apt to generate losses.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

        We anticipate using a combination of equity and long-term and short-term borrowings to finance our lending activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Certain of our borrowings may be at fixed rates and others at variable rates. Currently, we expect approximately 50% of the loans in our portfolio to be at fixed rates and approximately 50% to be at variable rates determined on the basis of a benchmark prime rate. We will typically seek to hedge against the risk of adverse movement in interest rates on our borrowings relative to our portfolio of assets. We expect to hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

We may be unable to obtain a credit facility on terms that are acceptable to us.

        We will have a continuing need for capital to finance our loans. In order to maintain RIC status, we will be required to distribute to our stockholders at least 90% of our ordinary income and short-term capital gains on an annual basis. Accordingly, such earnings will not be available to fund additional loans. Therefore, we will need to raise additional capital which we expect to finance through a credit facility. A credit facility is an agreement with a bank or other traditional lending institution that would allow us to borrow funds, either through a term loan or a line of credit, to make investments. We can not assure you that we will be able to obtain a credit facility on terms that we find acceptable, if at all. The unavailability of funds from commercial banks or other sources on favorable terms could inhibit the growth of our business and have a material adverse effect on us.

Our expected credit facility will likely impose certain limitations on us.

        While there can be no assurance that we will be able to borrow from banks and other financial institutions, we expect that we will at some time in the future obtain a credit facility. The lender or lenders under this credit facility will have fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets. We also expect our credit facility to contain customary default provisions such as a minimum net worth amount, a profitability test, a restriction on changing our business and loan quality standards. An event of default under our expected credit facility would likely result, among other things, in termination of further funds available under that facility and an accelerated maturity date for all amounts outstanding under the facility. This would likely disrupt the portfolio companies whose loans we financed through the facility, could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, could reduce our liquidity and cash flow.

Our investments will typically be long term and it may require several years to realize liquidation events.

        Since we generally intend to make five to seven year term loans and to hold our loans and related warrants until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification.

        To maintain our qualification as a RIC, we must meet income source, asset diversification and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we intend to use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create "original issue discount," which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see "Business—Leverage," and "Regulation."

There are significant potential conflicts of interest which could impact our investment returns.

        Our executive officers and directors may serve as officers and directors of entities that operate in the same or similar lines of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. It is possible that new investment opportunities that meet our investment objectives may come to the attention of one of our executive officers or directors, such as Mr. Gladstone, in his role as an officer or director of another entity, and, if so, such opportunity might not be offered, or otherwise made available, to us.

Changes in laws or regulations governing our operations may adversely affect our business.

        We and our portfolio companies will be subject to regulation by laws at the local, state and federal level. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse impact on our business. For additional information regarding the regulations to which we are subject, see "Regulation."

We may experience fluctuation in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive dividends or that our dividends may not grow over time.

        Our current intention is to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on a quarterly basis. We expect to retain net realized long-term capital gains to supplement our equity capital and support the growth of our portfolio, although our board of directors may determine in certain cases to distribute these gains. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions.

Failure to deploy new capital may reduce our return on equity.

        In the past, we have experienced delays in investing the proceeds of our initial public offering as compared to the original timetable that we expected at the time of our initial public offering. If we fail to invest our new capital effectively, our return on equity may be negatively impacted, which could result in a decline in the market price of our common stock.

Provisions of our articles of incorporation and bylaws could deter takeover attempts and adversely impact the price of our shares.

        Our articles of incorporation and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact the price of our shares and may discourage third-party bids. These provisions may reduce any premiums paid to you for our shares. Furthermore, we are subject to Section 3-602 of the Maryland General Corporation Law which governs business combinations with interested stockholders and could delay or prevent a change in control. In addition, our board of directors is elected in staggered terms which makes it more difficult for a hostile bidder to acquire control of us.

The market price of our shares may fluctuate significantly.

        The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

        —price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

        —significant volatility in the market price and trading volume of shares of RICs, business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

        —changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

        —loss of RIC status;

        —changes in our earnings or variations in our operating results;

        —changes in the value of our portfolio of investments;

        —any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

        —departure of key personnel;

        —operating performance of companies comparable to us;

        —short-selling pressure with respect to our shares or business development companies generally;

        —general economic trends and other external factors; and

        —loss of a major funding source.

        Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

Shares of closed-end investment companies frequently trade at a discount from net asset value.

        Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our net asset value per share will decline. It is not possible to predict whether our common stock will trade at, above, or below net asset value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        We currently have 10,071,844 shares of common stock outstanding, of which 9,218,085 are freely tradable without restriction. The remaining 853,759 shares are held by employees, officers and directors, most of which were purchased upon exercise of stock options. Of these, 842,093 may currently be resold publicly in compliance with the volume limitations and other restrictions of Rule 144 of the Securities Act. Following the filing of this registration statement, we intend to file a registration statement to register for public resale up to 1,500,000 shares under our Amended and Restated 2001 Equity Incentive Plan (including the shares that have already been issued upon option exercises). Following the filing of such registration statement, all of these shares will be freely tradable without restriction, although certain of the options have not yet been granted and a portion of the options that have been granted are not yet vested and the shares underlying such options will, accordingly, not be eligible for resale until vested. Sales of substantial amounts of our common stock in the public market, pursuant to such registration, under Rule 144 or otherwise, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

USE OF PROCEEDS

        Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of securities for general corporate purposes, which may include investments in debt securities of small and medium sized businesses in accordance with our investment objectives, repayment of any indebtedness that we may have used to make investments and other general corporate purposes.

        We anticipate that we will utilize substantially all of the net proceeds of any offering of securities in the manner described above within six months of the offering, and in any event within two years. Pending such utilization, we intend to invest the net proceeds of any offering of securities in money market instruments. We can not guarantee that we will be able to achieve our targeted investment pace.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        We have distributed, and currently intend to continue to distribute in the form of dividends, a minimum of 98% of our investment company taxable income including 98% of our net realized short-term capital gains, if any, on a quarterly basis to our stockholders. Net realized long-term capital gains may be retained and treated as a distribution for federal tax purposes, to supplement our equity capital and support growth in our portfolio, unless our board of directors determines in certain cases to make a distribution. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of our common stock, all cash distributions can be reinvested automatically through our dividend reinvestment plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in the dividend reinvestment plan on the stockholder's behalf. For additional information, see "Risk Factors—We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification" and "Dividend Reinvestment Plan."

        Our common stock is traded on the Nasdaq National Market under the symbol "GLAD." We completed our initial public offering of our common stock in August 2001 at a price of $15 per share. Prior to such date there was no public market for our common stock. Our common stock has historically traded at prices above its net asset value. There can be no assurance, however, that such premium to net asset value will be maintained. The following table reflects, by quarter, the high and low closing prices per share of our common stock on the Nasdaq National Market and the dividends we have declared for the period since August 24, 2001, when public trading of our common stock began following our initial public offering, through October 4, 2002.

	Net Asset Value per share (1)	High	Low	Premium of High to Net Asset Value	Premium of Low to Net Asset Value	Dividend Declared
2001
Fourth Quarter (beginning August 24, 2001)	$13.05	$18.10	$15.45	$5.05	$2.40	$0
2002
First Quarter	$12.98	$19.30	$15.60	$6.32	$2.62	$0.18
Second Quarter	$12.91	$19.00	$16.19	$6.09	$3.28	$0.21
Third Quarter	$12.91	$19.52	$16.99	$6.61	$4.08	$0.21
Fourth Quarter (2)	—	$19.15	$15.65	—	—	$0.21
2003
First Quarter (through October 4, 2002)	—	$16.65	$15.13	—	—	—

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. The net asset values shown are based on outstanding shares at the end of each period.

(2)
Net asset value per share has not yet been determined for the fourth fiscal quarter of 2002.

CONSOLIDATED SELECTED FINANCIAL DATA

	September 30, 2001	May 30, 2001 (inception)	Nine months ending June 30, 2002
Operating income	$394,855	—	$6,754,099
Income (loss) from operations	$(92,644)	—	$4,830,036
Income (loss) from operations per common share (basic)	$(0.03)	—	$0.48
Income (loss) from operations per common share (diluted)	$(0.03)	—	$0.47
Total assets	$132,205,486	$652,631	$137,724,982
Cash dividends declared per common share	—	—	$0.60

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the notes thereto contained elsewhere in this prospectus.

Overview

        We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. In addition, we may acquire existing loans that meet this profile from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act.

        We seek out small and medium-sized businesses that meet certain criteria, including (1) the potential for growth in cash flow, (2) adequate assets for loan collateral, (3) experienced management teams with a significant ownership interest in the borrower, (4) profitable operations based on the borrower's cash flow, (5) reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and (6) the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering by the borrower or by exercise of our right to require the borrower to buy back its warrants. We lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control.

        Our loans typically range from $5 million to $15 million, mature in no more than seven years and accrue interest at a fixed rate or an annualized variable rate that exceeds the prime rate. Most, if not all, of the debt securities we acquire are unrated by credit rating agencies. To the extent possible, our loans generally are collateralized by a security interest in the borrower's assets. Interest payments are generally made monthly or quarterly with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest generally become due at maturity at five to seven years. When we receive a warrant to purchase stock in a borrower in connection with a loan, the warrant will typically have a nominal exercise price and entitle us to purchase a modest percentage of the borrower's stock.

        In addition, as a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. We provide these services, for which we receive fees, through our wholly-owned subsidiary, Gladstone Advisers, Inc. Such fees are typically paid in part at the time a prospective portfolio company signs a non-binding term sheet with us, with the remainder paid at the closing of the investments. These fees are generally non-recurring, however in some instances they may have a recurring component. The specific services we provide vary by portfolio company, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from equity investors, restructuring existing loans, raising equity and debt capital and providing general financial advice. We record these fees as managerial assistance fee revenue in the period in which the fees are paid.

        Prior to making an investment, we ordinarily enter into a non-binding term sheet with the potential borrower. These non-binding term sheets are generally subject to a number of conditions, including but not limited to the satisfactory completion of our due diligence investigations of the potential borrower's business and reaching agreement on the legal documentation for the loan. Typically, upon execution of the non-binding term sheet, the potential borrower pays us a non-refundable fee for our services rendered through the date of the non-binding term sheet. We recognize this fee as revenue upon execution of the non-binding term sheet.

        In the event that we expend significant effort in considering and negotiating a potential investment that ultimately is not consummated, we generally will seek reimbursement from the proposed borrower for our reasonable expenses incurred in connection with the proposed transaction. Any amounts collected are recognized as "other income" in the quarter in which such reimbursement is received. Also, in the event that we have incurred significant legal fees in connection with the transaction, we will typically also seek reimbursement for these expenses from the proposed borrower. However, there can be no guarantee that we will be successful in collecting any such reimbursements.

        The only significant continuing revenue associated with the investments we have already closed is interest paid and, potentially, capital gains received in connection with the liquidation of any associated equity interest (e.g., warrants). While in some instances we may also receive on-going managerial fee revenue in connection with a consummated investment, any such amounts are insignificant.

        To date, we have made eight different loans to, or investments in, seven companies for a total of approximately $82 million, including one investment that we closed after the end of the third fiscal quarter of this year. In September 2002, our investment in Nextira, LLC, including all amounts outstanding under a $5.5 million senior term loan and an $8 million senior line of credit, was repaid in full. In addition, we are earnestly working toward the consummation of more investments. These prospective loans are subject to, among other things, the satisfactory completion of our due diligence investigation of each borrower, acceptance of terms and structure and necessary consents. With respect to each prospective loan, we will only agree to provide the loan if, among other things, the results of our due diligence investigations are satisfactory, the terms and conditions of the loan are acceptable and all necessary consents are received. Our management has initiated its due diligence investigations of the potential borrowers, however we can not assure you that we will not discover facts in the course of completing our due diligence that would render a particular investment imprudent or that any of these loans will actually be made.

Critical Accounting Policies

        Our accounting policies are more fully described in the footnotes to our consolidated financial statements contained elsewhere in this prospectus. As disclosed in the footnotes to our consolidated financial statements, the preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates.

        The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

        We value our investment portfolio each quarter. Members of our senior management prepare the portfolio company valuations each quarter using the most recent portfolio company financial statements and forecasts. These individuals also consult with the respective principal who is managing the portfolio investment relationship to obtain further updates on the portfolio company's performance, including information such as industry trends, new product development, and other operational issues. The valuations are presented to our board of directors, which reviews and approves the portfolio valuations in accordance with the following valuation policy.

        We carry our investments at fair value, as determined by our board of directors. Securities that are publicly traded, if any, are valued at the closing price on the valuation date. Debt and equity securities that are not publicly traded (which to date, constitutes all of our investments), or for which we have various degrees of trading restrictions, are valued at fair value as determined in good faith by our board of directors. In making such determination, our board of directors will value non-convertible debt securities at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser valuation. In valuing convertible debt, equity or other securities, our board of directors determines the fair value based on the collateral, the issuer's ability to make payments, the current and forecasted earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities and other pertinent factors. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Loan Grading and Performance

        We grade all of our loans on a scale from 1 to 4. This system is intended to reflect the performance of the borrower's business, the collateral coverage of the loans and other factors we consider relevant.

Loan Grade
4	Loans with a grade of 4 involve the least amount of risk in our portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable.
3
Loans graded 3 involve a level of risk that is similar to the risk that existed at the time of our investment. The borrower is performing as we expected and the risk factors are favorable. All new loans are initially graded 3.
2
Loans graded 2 involve a borrower performing below our expectations and indicates that the loan's risk has increased since our investment. The borrower may be out of compliance with debt covenants; however, loan payments are not more than 120 days past due. For loans graded 2, our management will increase procedures to monitor the borrower and the fair value generally will be lowered.
1
A loan grade of 1 indicates that the borrower is performing materially below our expectations and that the loan risk has substantially increased since our investment. The borrower is out of compliance with some or all of the debt covenants and payments are delinquent. Loans graded 1 are not anticipated to be repaid in full and we will reduce the fair value of the loan to the amount we anticipate will be recovered.

        To date, all portfolio investments are grade 3 and have been since our initial investments. We will stop accruing interest on an investment when we determine that interest is no longer collectible. Our valuation analysis described above serves as a critical piece of data in this determination. To date we have not placed any investments on non-accural. At June 30, 2002, no payments were past due on any of our outstanding loans.

Credit Statistics

        We monitor a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. These key statistics include:

  •
  Debt to EBITDA Ratio—the sum of all debt with equal or senior security rights to our debt investments divided by the total adjusted earnings before interest, taxes, depreciation and amortization, or EBITDA, of the most recent twelve months or, when appropriate, the forecasted twelve months.

  •
  Interest Coverage Ratio—the total scheduled cash interest payments required to have been made by the portfolio company during the most recent twelve-month period divided by EBITDA.

  •
  Debt Service Coverage Ratio—the total scheduled principal amortization and the total scheduled cash interest payments required to have been made during the most recent twelve-month period divided by EBITDA.

        We require portfolio companies to provide annual audited and monthly unaudited financial statements. Using these statements, we calculate the statistics described above. For purposes of analyzing the financial performance of our portfolio companies, we may make certain adjustments to EBITDA to reflect the proforma results of a company consistent with a change of control transaction, to reflect anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, and other acquisition or restructuring related items.

Results of Operations

For the Nine Months Ended June 30, 2002

        We are not providing a comparison of our results of operations for the nine months ended June 30, 2002 to the period ended June 30, 2001 due to the limited nature of our activities during the prior period. We believe that such comparative information would not provide useful information to investors.

Operating Income

        Operating income for the nine months ended June 30, 2002 was approximately $6.8 million. This amount consisted of approximately $1.4 million in interest income from our invested cash and cash equivalents, approximately $3.7 million in interest income from our investments in debt securities of private companies, approximately $1.3 million in fee income, approximately $323,000 in interest income from loans to our employees in connection with the exercise of employee stock options and approximately $47,000 of other income related to fees collected from companies with whom investment negotiations have been terminated.

        The interest on invested cash and cash equivalents primarily reflects the interest we received on the investment of the proceeds of our initial public offering in short-term investment grade securities during the nine months ended June 30, 2002. As we acquire debt securities, we expect that income from invested cash and cash equivalents will decline as a percentage of total revenue and that interest income from debt securities will increase and become our predominant source of revenue.

        As we continue to invest the proceeds of our initial public offering in debt securities of private companies, we expect that we will generate additional income from these debt securities, which we anticipate will be at interest rates significantly greater than the rates that we are currently receiving on our deposited cash and cash equivalents.

        Fee income for the nine months ended June 30, 2002 consisted primarily of managerial assistance fees received in the first and third fiscal quarters in connection with investments we closed in those quarters. It also includes approximately $150,000 in fees associated with a line of credit with Nextira which is no longer outstanding.

        For the nine months ended June 30, 2002, other income was comprised of $47,000 in up-front fees received in connection with two proposed investments that were ultimately terminated and approximately $6,000 in reimbursed expenses incurred in connection with one of those investments.

Operating Expenses

        Operating expenses for the nine months ended June 30, 2002 were approximately $1.9 million. This amount consisted primarily of salaries and benefits, professional fees, rent and general and administrative expenses.

        Salaries and benefits were approximately $969,000 for the nine months ended June 30, 2002. We expect this expense to increase as we hire additional personnel. The remainder of the operating expenses incurred during the nine months ended June 30, 2002 consisted of approximately $335,000 in professional fees, $83,000 in rent and $523,000 in general and administrative expenses.

        We believe that this level of operating expenses is not necessarily indicative of our future operating expenses. We estimate that over time, as we continue to more fully deploy the proceeds of our initial public offering, our operating expenses will be approximately two percent of our net assets.

Net Operating Income

        As a result of the operating income and operating expenses described above, we had net operating income of approximately $4.8 million for the nine months ended June 30, 2002. Based on a weighted-average of 10,071,844 (basic) and 10,176,944 (fully diluted) shares outstanding, our net operating income per common share for the nine months ended June 30, 2002 was $0.48 (basic) and $0.47 (fully diluted).

Liquidity and Capital Resources

        At June 30, 2002, we had investments in debt securities of, or loans to, six private companies, totaling approximately $66 million of total investment assets. We had also loaned approximately $770,000 to one portfolio company under an $8 million line of credit. On July 2, 2002, we closed an investment in Coyne International Enterprises Corp., a uniform cleaning and rental company. The investment consisted of a five-year senior subordinated term loan of $16 million. In September 2002, our loan to one of our portfolio companies in the amount of $5.5 million and the amount outstanding under the above referenced line of credit were repaid in full.

        Cash provided by operating activities for the nine months ended June 30, 2002, consisting primarily of the items described in "Results of Operations," was approximately $4.8 million. Net cash used in investing activities was approximately $60.8 million for the nine months ended June 30, 2002 and primarily consisted of the amounts used to make investments in our portfolio companies. Net cash used in financing activities was approximately $4.6 million for the nine months ended June 30, 2002 and consisted primarily of the repayment of accrued costs of approximately $640,000 associated with our initial public offering and the payment of our first quarter dividend of approximately $1.8 million and our second quarter dividend of approximately $2.1 million.

        During the nine months ended June 30, 2002, cash and cash equivalents decreased from approximately $132 million at the beginning of the period to approximately $71 million at the end of the period. This decrease of approximately $61 million was largely the result of our investing activities, described above.

        On June 28, 2002, we entered into a repurchase agreement with UBS Paine Webber for $4,900,000. The repurchase agreement was fully collateralized by a United States treasury bill with a fair value of $4,998,493 that matured on July 5, 2002. The interest rate on the repurchase agreement was 1.96%. The repurchase agreement was settled on July 1, 2002. In the future, we plan to use a similar form of repurchase agreement as an investment option or in order to satisfy certain asset diversification requirements and maintain our status as a RIC under Subchapter M of the Internal Revenue Code.

        In order to qualify as a regulated investment company and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Internal Revenue Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, on December 10, 2001, we declared a quarterly cash dividend of $0.18 per share on our common stock which was paid on January 15, 2002 to stockholders of record as of December 31, 2002, on March 14, 2002 we declared a quarterly cash dividend of $0.21 per share which was paid on April 8, 2002 to stockholders of record as of March 28, 2002, and on June 5, 2002, we declared a quarterly cash dividend of $0.21 per share on our common stock which was paid on July 8, 2002 to stockholders of record as of June 28, 2002. These dividends were paid from ordinary income.

        We anticipate borrowing funds and issuing additional equity securities to obtain additional capital once the proceeds of our initial public offering have been fully invested. We also intend to pursue a strategy of securitizing our loan portfolio in approximately two years. We would use the cash we receive upon the sale of interests in our loans to repay bank borrowings and make additional loans. We can not assure you that this securitization strategy will be successful.

Quantitative and Qualitative Disclosure About Market Risk

        We are subject to financial market risks, including changes in interest rates. We expect that ultimately approximately 50% of the loans in our portfolio will be made at fixed rates, with approximately 50% made at variable rates, however, to date all of our loans have been made at fixed rates.

        We expect to borrow funds to finance future lending activities after we have substantially fully invested the proceeds of our initial public offering. These future borrowings may be at fixed rates or variable rates. To date, we have not yet borrowed any funds.

        We expect to hedge against interest rate fluctuations in the future by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

BUSINESS

        Gladstone Capital Corporation is a specialty finance company that was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 and that commenced its initial public offering on August 24, 2001. We invest our capital in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others. We seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. Our headquarters are in McLean, Virginia, a suburb of Washington, DC and we have offices in New York, New York and Pittsburgh, Pennsylvania. We have elected to be treated as a business development company under the 1940 Act.

        David Gladstone, our chairman and chief executive officer, has over 25 years experience in making loans to and investing in small and medium sized companies at Gladstone Capital Corporation, Allied Capital Corporation and American Capital Strategies. Allied Capital Corporation is a publicly traded subordinated debt lender and American Capital Strategies is a publicly traded buyout and subordinated-debt lender.

        Terry Lee Brubaker, our president and chief operating officer, has over 25 years experience in acquisitions and managing companies after the acquisition. Prior to joining Gladstone Capital Corporation, he was a member of the management team that designed and implemented the acquisition strategy of James River Corporation.

        Our chief financial officer, Harry Brill, brings significant experience from his role as the chief accounting officer of Allied Capital where he was responsible for the public filings of a family of five public companies and oversaw the preparation of the operating reports and financial statements of these companies and three private funds.

        In addition to Messrs. Gladstone and Brubaker, we currently have a chief investment officer and five principals who are involved in structuring and arranging financing for small and medium sized businesses. As our business expands, we plan to hire additional principals with business lending experience. We believe that the expertise of our investing principals will help us to be successful in lending to small and medium sized businesses.

        We typically make loans to companies that are substantially owned by leveraged buyout or venture capital funds. Messrs. Gladstone and Brubaker have an extensive referral network of venture capitalists, leveraged buyout funds, investment bankers, attorneys, commercial bankers and business and financial brokers. We believe that these entities have been and will continue to be an important source of loan opportunities. We intend to enter into additional informal relationships with other leveraged buyout funds and venture capital funds, but we can not assure you that we will be able to do so or that any such relationships will lead to the origination of loans.

        We have a wholly owned subsidiary, Gladstone Advisers, Inc., through which we conduct our day-to-day administrative functions.

Strategy

        Our strategy is to make loans at favorable interest rates to small and medium sized businesses that we believe have traditionally been underserved by conventional lenders. We use the loan referral networks of Messrs. Gladstone and Brubaker and of our principals to identify and make senior and subordinated loans to selected businesses that we believe do not have sufficient access to traditional sources of lending. We make loans to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control, all of which we believe are typically underserved by banks and other traditional institutional lenders. Our business strategy contemplates that we will achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others. In addition, from time to time we might acquire existing loans that meet this profile from leveraged buyout funds, venture capital funds and others. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we might receive when we make loans. Our financial plan presumes that (1) the net capital gains from the sale of the warrants (as well as other profit enhancements) we receive in connection with our lending activities will exceed any losses we may experience from loans that are not repaid and (2) the managerial assistance fee income we derive from assisting our portfolio companies will provide us with a source of revenue that approximates our general and administrative expenses. We cannot assure you that we will be able to achieve our investment objectives or that our business strategy will be successful.

        We believe that we are well positioned to provide financing to small and medium sized businesses that are undergoing a change of ownership, including management-led and third party leveraged buyouts, and to those businesses that have good growth characteristics. We are not burdened with the capital and other regulatory requirements of the banking and savings and loan industries and we have relatively low overhead and administrative expenses. Moreover, our strategy of accepting warrants to purchase stock of our borrowers is intended to closely align our interests with those of our portfolio companies, thereby reducing transaction costs, conveying our commitment to the borrowers and enhancing our attractiveness as a financing source. Perhaps most importantly, we believe that we have the experience and expertise to satisfy the financing needs of such businesses. In particular, we believe that we benefit from Mr. Gladstone's 25 years of experience in financing small to medium sized private businesses and Mr. Brubaker's extensive experience in acquisitions and operations to realize a competitive advantage. We believe that our established network of loan referral sources, consisting of relationships established over many years by Messrs. Gladstone, Brubaker and our principals will generate opportunities to identify and make senior and subordinated loans to selected businesses that satisfy our investment criteria. We intend to enter into additional informal relationships with leveraged buyout funds and venture capital funds, but we can not give any assurance that we will be able to do so. We target small and medium sized private businesses that meet certain criteria, including the potential for growth, adequate assets for loan collateral, experienced management teams with significant ownership interest in the business, adequate capitalization, profitable operations based on cash flow and potential opportunities for us to realize appreciation and gain liquidity in our various equity positions. We may achieve liquidity in an equity position through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to buy back our warrants, although we can not assure you that we will always have these rights.

        As a business development company, we make available significant managerial assistance to our portfolio companies. Such assistance will typically involve closely monitoring the operations of each borrower, participating in its board and management meetings, being available for consultation with its officers and providing organizational and financial guidance.

        We typically invest in senior, senior subordinated and junior subordinated notes. Our loans typically range from $5 million to $15 million, mature in no more than seven years and accrue interest at a fixed rate or an annualized variable rate that exceeds the prime rate. We expect that most if not all of the debt securities we acquire will be unrated by credit rating agencies. To the extent possible, our loans generally are collateralized by a security interest in the borrower's assets though we may not have the first claim on these assets. Interest payments on loans we make will generally be made monthly or quarterly with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest will generally become due at maturity at five to seven years. We will focus on making loans accompanied by warrants to purchase stock in the borrowers. These warrants will typically have a nominal exercise price and entitle us to purchase a modest percentage of the borrower's stock.

        From time to time, a portfolio company may request additional financing, providing us with additional lending opportunities. We will consider such requests for additional financing under the criteria we have established for initial investments and we anticipate that any debt securities we acquire in a follow-on financing will have characteristics comparable to those issued in the original financing. In some situations, our failure, inability or decision not to make a follow-on investment may be detrimental to the operations or survival of a portfolio company and thus jeopardize our investment in that borrower.

        As noted above, we expect to receive warrants to purchase stock in many of our borrowers. If a financing is successful, not only will our debt securities have been repaid with interest, but we will be in a position to realize a gain on the accompanying equity interests. The opportunity to realize such gain may occur if the borrower is sold to new owners or if it makes a public offering of its stock. In most cases, we will not have the right to require that a borrower undergo an initial public offering by registering securities under the Securities Act of 1933, to which we refer as the Securities Act, but we generally will have the right to sell our equity interests in any subsequent public offering by the borrower. Even when we have the right to participate in a borrower's public offering, the underwriters might insist, particularly if we own a large amount of equity securities, that we retain all or a substantial portion of our shares for a specified period of time. Moreover, we may decide not to sell an equity position even when we have the right and the opportunity to do so. Thus, although we expect to dispose of an equity interest after a certain time, situations may arise in which we hold equity securities for a longer period.

        In certain cases, we may receive the right, to which we refer as a put right, to require the borrower to repurchase the warrants from us. When no public offering is available, we may exercise our put rights to dispose of our equity interest in the borrower, although our ability to exercise put rights may be limited or nonexistent if a business does not have the money to repurchase our warrants. Similarly, we anticipate that we may obtain the right, to which we refer as an unlocking right, to require that the borrower purchase our warrants or stock if it rejects a bona fide third party acquisition offer. The unlocking rights may allow us to sell our equity interests back to the borrower at the price offered by the potential acquirer.

        In addition to the put rights and unlocking rights described above, when one of our portfolio companies does go public, we may undertake hedging strategies with regard to our equity interests in it. We may mitigate risks associated with the volatility of publicly traded securities by, for instance, selling securities short or writing or buying call or put options. Hedging against a decline in the value of such investments in public companies would not eliminate fluctuations in the values of such investments or prevent losses if the values of such investments decline, but would establish other investments designed to gain from those same developments. Therefore, by engaging in hedging transactions we can moderate the decline in the value of our hedged investments in public companies. However, such hedging transactions would also limit our opportunity to gain from an increase in the value of our investment in the public company. While we currently hold no securities of any publicly traded companies, and therefore have no immediate plans to undertake any such hedging activities, it may be prudent for us to do so in the future. Hedging strategies do pose risks to us and our stockholders, however we believe that such activities, because they will be limited to only a portion of our portfolio, are manageable.

        Moreover, Section 12(a)(3) of the 1940 Act prohibits us "in contravention of such rules and regulations or orders as [the SEC] may prescribe as necessary or appropriate in the public interest or for the protection of investors . . . to effect a short sale of any security. . . ." However, to date, the SEC has not promulgated regulations under this statute. It is possible that such regulations could be promulgated in the future in a way that would require us to change any hedging strategies that we may adopt. We will only engage in any hedging activities in compliance with applicable law and regulations.

Selection of Loan Opportunities

        We have identified certain characteristics that we believe are important to profitably lend to small and medium sized businesses. The criteria listed below provide a general guidepost for our lending and investment decisions, although not all of these criteria may be followed in each instance.

        —Growth. In addition to generating sufficient cash flow to service its debt, a potential borrower generally will be required to establish its ability to grow its cash flow. Anticipated growth will be a key factor in determining the value ascribed to the warrants we acquire in connection with many of our loans.

        —Significant sponsor. We seek businesses in which leveraged buyout funds or venture capital funds have invested. We believe that a business that has a substantial equity sponsor that has made a meaningful investment is a good borrowing candidate.

        —Liquidation value of assets. Although we do not generally intend to operate as an asset-based lender, liquidation value of the assets collateralizing our loans is an important factor in each credit decision. Emphasis is placed both on tangible assets (e.g., accounts receivable, inventory, plant, property and equipment) and intangible assets (e.g., customer lists, networks, databases and recurring revenue streams).

        —Experienced management team. We will generally require that each borrower have a management team that is experienced and properly incentivized through a significant ownership interest in the borrower. We generally will require that a borrower have, at a minimum, a strong chief executive officer and chief financial officer who have demonstrated the ability to accomplish the borrower's objectives and implement its business plan.

        —Profitable or near profitable operations. We focus on borrowers that are profitable or near profitable at the operating level. We do not intend typically to lend to or invest in start-up or other early stage companies, nor do we intend typically to lend to or invest in businesses that are experiencing significant operating problems.

        —Exit strategy. Prior to making a loan for which we receive a warrant to purchase stock of the borrower, we will analyze the potential for the borrower to experience a liquidity event that will allow us to realize value for our equity position. Liquidity events include, among other things, an initial public offering, a private sale of our financial interest, a merger or acquisition of the borrower or a purchase of our equity position by the borrower or one of its stockholders.

Loan Origination Process

        To originate loans, our lending officers use an extensive referral network comprised of venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. We intend to enter into additional informal relationships with leveraged buyout funds and venture capital funds, but we can give no assurance that we will be able to do so.

Approval Process

        Our lending professionals review informational packages in search of potential financing opportunities and conduct a due diligence investigation of each applicant that passes an initial screening process. This due diligence investigation generally includes one or more on-site visits, a review of the potential borrower's historical and projected financial information, interviews with management, employees, customers and vendors of the applicant and background checks and research on the applicant's product, service or particular industry. Upon completion of the due diligence investigation, our financial professional creates a borrower profile summarizing the prospective borrower's historical financial statements, industry and management team and analyzing its conformity to our general investment criteria. Our lending professional then presents this profile to our credit committee, which is comprised of David Gladstone and Terry Lee Brubaker. Our credit committee must unanimously approve each loan and each member of our board of directors must review each financing.

Temporary Investments

        Pending investment in other types of "qualifying assets," we invest our otherwise uninvested cash primarily in cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment, to which we refer collectively as temporary investments, so that 70% of our assets are qualifying assets. For information regarding regulations to which we are subject and the definition of "qualifying assets," see "Regulation." Typically, we invest in US Treasury bills or in repurchase obligations of a "primary dealer" in government securities, as designated by the Federal Reserve Bank of New York, or of any other dealer whose credit has been established to the satisfaction of our board of directors. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor's money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. Our custodian, or the correspondent in its account with the Federal Reserve/Treasury Book Entry System, will be required to constantly maintain underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, we might suffer a loss to the extent that the proceeds from the sale of the underlying security were less than the repurchase price. A seller's bankruptcy could delay or prevent a sale of the underlying securities. Our board of directors has established procedures, which it will review periodically, requiring us to monitor the creditworthiness of the dealers with which we enter into repurchase agreement transactions.

Competition

        A large number of entities compete with us and make the types of investments that we seek to make in small and medium sized privately owned businesses. Such competitors include private equity funds, leveraged buyout funds and venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations.

Employees

        We currently have twelve employees. We believe that our relations with our employees are excellent. We intend to hire additional professionals with business lending experience as our business grows and to maintain a relatively low level of overhead by outsourcing most job functions not directly related to marketing, underwriting our investments or executive management.

Leverage

        For the purpose of making investments other than temporary investments and to take advantage of favorable interest rates, we intend to issue senior debt securities, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior debt securities and preferred stock, which we refer to collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. We may also incur such indebtedness to repurchase our common stock. As a result of issuing senior securities, we would become exposed to the risks of leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock if we borrow money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is less than twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders. Our board of directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as it deems appropriate, except that such an issuance must adhere to the requirements of the 1940 Act. See "Regulation—Business Development Company—Asset Coverage" for a discussion of leveraging constraints. We do not intend to leverage ourselves so long as we hold cash or temporary investments in an amount sufficient to fund the investments, other than temporary investments, we plan to make in the next nine months.

Securitization

        In an effort to increase our returns and the number of loans that we can make, we anticipate that we will seek to securitize our loans. To securitize loans, we would create a wholly-owned subsidiary and contribute a pool of loans to it. Then we would seek to have the pool of loans in the subsidiary rated by rating agencies. Once the pool of loans is rated, we would sell interests in the pool of loans to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment-grade loan pools. We would use the proceeds of such sales to pay down bank debt or to make or purchase new loans. There are risks associated with this strategy since we intend to retain the non-investment grade portion of the subsidiary, rather than to securitize it, and the unrated portion of the subsidiary is the one most likely to generate losses. We do not intend to securitize any warrants we receive in connection with any loans we make.

Investment Objectives and Policies

        We intend to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. The following restrictions, along with these investment objectives, are our only fundamental policies, which are policies that may not be changed without the approval of the holders of the majority of our outstanding voting securities, as defined in the 1940 Act. For a fuller explanation of the regulatory framework in which we operate, see "Regulation." The percentage restrictions set forth below, other than the restriction pertaining to the issuance of senior securities, as well as those contained elsewhere in this prospectus, apply at the time we effect a transaction and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction. We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a business development company) if after giving effect to such acquisition the value of our "qualifying assets" is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire (provided that we control or, through our officers or other participants in the financing transaction, make significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be qualifying assets.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. We may invest up to 20% of our assets in securities of a particular issuer. We may exceed this limitation in connection with bridge financings, although these bridge investments will never exceed 25% of our total assets at any time. We do not intend to concentrate our investments in any particular industry or group of industries. However, it is possible that, as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets.

        We will at all times endeavor to conduct our business so as to retain our status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In order to do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes. For a discussion of the risks associated with the resulting leverage, see "Business—Leverage" and Risk Factors—Our business is dependent upon external financing which may expose us to the risks associated with leverage."

        We will not (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an "underwriter" of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (a) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, (b) own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate or (c) finance the purchase of real estate by our portfolio companies); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (5) write or buy put or call options (except (a) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, (b) with regard to managing risks associated with publicly-traded securities issued by our portfolio companies or (c) with regard to managing the risks associated with interest rate fluctuations); (6) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations or in managing the risks associated with interest rate fluctuations); or (7) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in, any securities issued by any other investment company (except as they may be acquired as part of a merger, consolidation or acquisition of assets). That portion of our investments that is in securities issued by other investment companies may subject our stockholders to additional expenses.

Investment Advisor

        We have no investment advisor and are internally managed by our executive officers under the supervision of our board of directors.

PORTFOLIO COMPANIES

        The following table sets forth certain information as of October 4, 2002, regarding each portfolio company in which we currently have a debt or equity security. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

Name and Address of Portfolio Company	Nature of Business	Type of Security	% of Class Owned on a Fully Diluted Basis (1)	Cost or Initial Value of Investment		Value of Investment as of June 30, 2002
ARI Holdings, Inc. 1600 N. Kramer Blvd. Anaheim, CA 92806	Manufacturing auto parts	Sr. Subordinated Debt	—		$8,148,521		$8,148,521
Finn Corporation 9281 LeSaint Drive Fairfield, OH 45014	Manufacturing landscape equipment	Sr. Subordinated Debt Common Stock Warrants	— 2%	$ $	10,500,000 37,000	$ $	10,500,000 37,000
Home Care Supply, Inc. 2155 IH-10 East Beaumont, TX 77701	Medical equipment rental	Sr. Subordinated Debt	—		$20,000,000		$20,000,000
Kozy Shack Enterprises, Inc. 83 Ludy Street Hicksville, NY 11802	Food preparations and sales	Sr. Subordinated Debt	—		$4,500,000		$4,500,000
Marcal Paper Mills, Inc. One Market Street Elmwood Park, NJ 07407	Manufacturing paper products	Sr. Subordinated Debt First Mortgage Facility	— —	$ $	7,500,000 9,053,127	$ $	7,500,000 9,053,127
Coyne International Enterprises Corp. 140 Cortland Avenue Syracuse, NY 13202	Uniform cleaning and rental	Sr. Subordinated Debt	—		$16,000,000		n/a (2)

(1)
Percentages shown for warrants and options held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or options.

(2)
Our investment in Coyne International Enterprises was made on July 2, 2002. Therefore, this investment was not considered in the board's quarterly valuation of our assets as of June 30, 2002. In accordance with SEC regulations, our board of directors will value this investment quarterly beginning on September 30, 2002.

        Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets. Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

ARI Holdings, Inc.

        We provided senior subordinated debt to ARI Holdings, Inc. in the aggregate principal amount of approximately $8 million. The interest rate on our loan to ARI is 13% per annum plus 5% paid-in-kind, or PIK, interest. The loan matures in December 2003.

        Founded in 1997, ARI is one of the largest remanufacturers of auto parts in the United States and ranks second in each of its product lines. ARI rebuilds and sells under-car automobile parts that are subject to high wear, including axles, brake calipers and pads and power steering components. ARI rebuilds parts at facilities in California, Arizona, Ohio and Canada using conventional technology and sells the parts to installers and distributors throughout the United States.

        Because this investment constitutes approximately 5.9% of our total assets, we are significantly exposed to the risks associated with ARI's business. In particular, the automotive remanufacturing industry in which ARI competes is very competitive and certain competitors and potential competitors have greater financial resources than it does. In 2001, 58% of ARI's sales were consolidated among five customers. Any loss of a significant customer by ARI could adversely impact ARI and its ability to repay our loan, which would likely have an adverse impact on us.

        Three Cities Research, a private equity firm, owns a controlling interest in ARI with 62% ownership.

        ARI's principal executive office is located at 1600 N. Kramer Boulevard, Anaheim, California 92806.

Finn Corporation

        We provided senior subordinated debt to Finn Corporation in the aggregate principal amount of $10.5 million. The interest rate on our loan to Finn is 13% per annum and we have a warrant to purchase two percent of Finn's stock on a fully diluted basis for a nominal exercise price. The loan matures in February 2006.

        Finn Corporation was founded in 1932 and is a leading designer, manufacturer and marketer of landscape and erosion control equipment. Finn's product line includes HydroSeeders™, straw blowers, bark blowers, compact skid steers and other related products and services, which it manufactures in two plants in Ohio and Oregon using conventional technology. Finn is the dominant competitor in each of its main product lines, holding from 41% to 94% share of the national market.

        Because this investment constitutes approximately 7.6% of our total assets, we are significantly exposed to the risks associated with Finn's business. In particular, the landscape and erosion control equipment market in which Finn competes is very cyclical and dependent upon new commercial construction. In 2001, less than 50% of Finn's sales were consolidated among ten customers with no single customer accounting for more than 9% of sales. However, any loss of a significant customer or downturn in construction spending could have a materially adverse impact on Finn and its ability to repay our loan, which would likely have an adverse impact on us.

        Three Cities Research, a private equity firm, purchased Finn in July 1998 and is its majority stockholder, owning approximately 89% of the company's stock.

        Finn's principal executive office is located at 9281 LeSaint Drive, Fairfield, Ohio 45014.

Home Care Supply, Inc.

        We provided senior subordinated debt to Home Care Supply, Inc. in the aggregate principal amount of $18 million. The interest rate on our loan to Home Care Supply is 12% per annum. The loan matures in June 2008.

        Founded in 1998 by the senior management team and private equity firm, Harvest Partners, Home Care Supply rents and sells medical equipment to patients who are in home medical care. It competes in a number of business segments, including respiratory therapy, durable medical equipment and rehab mobility. In addition, Home Care Supply provides services such as infusion therapy, respiratory drug distribution and equipment customization. Home Care Supply is building a network of homecare equipment and supply distributors through a series of business acquisitions, having completed 31 to date, using standardized procedures, and central billing to ensure compliance and to manage receivables. The company has a highly diversified customer base served from 52 branch locations across the United States.

        Because this investment constitutes approximately 14.5% of our total assets, we are significantly exposed to the risks associated with Home Care Supply's business. In particular, the company's acquisition strategy presents potential integration difficulties and potential for billing compliance issues with Medicare and Medicaid. In addition, the threat of Medicare cuts and competitive bidding could compress margins and jeopardize its ability to repay our loan, which would likely have an adverse impact on us.

        Home Care Supply is owned by the Harvest Group, which holds 98% of the company's common stock.

        Home Care Supply's principal executive office is located at 2155 IH-10 East, Beaumont, TX 77701.

Marcal Paper Mills, Inc.

        We made two separate loans, in an aggregate principal amount of $16.5 million, to Marcal Paper Mills, Inc. These loans were part of a larger recapitalization of Marcal that consisted of four tranches of debt: a senior loan, a senior subordinated loan, a junior subordinated loan and a first mortgage loan facility. We provided a senior subordinated loan in the amount of $7.5 million, which represents half of the $15 million senior subordinated debt received by Marcal as part of its recapitalization. The interest rate on the senior subordinated loan is 13% per annum and the loan matures in December 2006. We also provided $9 million of the first mortgage facility, which represents half of the total $18 million first mortgage received by Marcal as part of the recapitalization. The interest rate on the first mortgage facility is 16% per annum plus a 1% PIK interest. The loan matures in December 2004 but may be extended for up to two additional years.

        Founded in 1932, Marcal manufacturers and markets value priced paper products to wholesalers and retailers in the northeast and mid-Atlantic United States. The company produces a range of towel and tissue products including napkins, bath tissue, facial tissue and paper towels. Marcal is a strong regional brand with market share ranging from 9% to 24% for individual product lines. No single customer accounts for more than 9% of Marcal's sales and its ten largest customers account for 49% of sales.

        Marcal also operates a small business that produces coated wax paper at a converting plant located in Chicago. In this segment, Marcal is one of two leading producers of wax paper in the United States with national distribution.

        Because this investment constitutes approximately 12.0% of our total assets, we are significantly exposed to the risks associated with Marcal's business. In particular, certain of Marcal's competitors and potential competitors have greater financial resources and market share than it does. In addition, Marcal's financial performance is very sensitive to fluctuations in industry capacity utilization and intense price competition that typifies a commodity industry in which competitors utilize similar technology and sell similar products. Any sustained downturn in the economy or loss of a significant customer could adversely affect Marcal and its ability to repay our loan, which would likely have an adverse impact on us.

        Marcal is 100% owned by the Marcalus family.

        Marcal's principal executive office is located at One Market Street, Elmwood Park, NJ 07407.

Coyne International Enterprises Corp.

        We provided senior subordinated debt to Coyne International Enterprises Corp. in the aggregate principal amount of $16 million. The interest rate on our loan to Coyne is 13% per annum plus a 2% PIK interest. The loan matures in July 2007.

        Founded in 1929, Coyne provides uniform rental and cleaning services for uniform and career apparel, protective clothing, dust control products, shop towels and other reusable absorbent products to customers mainly in the industrial segment of the textile rental industry. The products are typically rented under three to five year rental service agreements. Coyne processes more than two million work garments, seven million shop towels, and several hundred thousand gloves, floor mats and dust mops each week. Coyne markets to 45,000 customers, with the ten largest customers representing 14% of sales and no one customer accounting for more than 7% of sales. Coyne is the fourth largest competitor in this segment, holding a 4% market share.

        Because this investment constitutes approximately 11.6% of our total assets, we are significantly exposed to the risks associated with Coyne's business. In particular, the textile rental industry in which Coyne competes is very fragmented and competitive and dependent on overall economic growth and employment. In addition, Coyne is highly leveraged with $42 million in debt and $3.8 million in equity.

        The Coyne family founded and owns 100% of Coyne.

        Coyne's principal executive office is located at 140 Cortland Avenue, Syracuse, NY 13202.

MANAGEMENT

        Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of five members, three of whom are not "interested persons" of Gladstone Capital Corporation as defined in Section 2(a)(19) of the 1940 Act, who we refer to as our independent directors. Our board of directors elects our officers who serve at the discretion of the board of directors. The address of each of the executive officers and directors is c/o Gladstone Capital Corporation, 1616 Anderson Road, Suite 208, McLean, Virginia 22102.

Executive Officers and Directors

        Our executive officers and directors and their positions are set forth below:

Name	Age	Position(s)
David Gladstone	60	Chairman of the Board of Directors and Chief Executive Officer (1)(4)
Terry Lee Brubaker	58	President, Chief Operating Officer and Director (1)
Harry Brill	55	Chief Financial Officer and Treasurer (1)
George Stelljes, III	40	Chief Investment Officer (1)
David A.R. Dullum	54	Director (2)(3)(4)
Anthony W. Parker	56	Director (2)(3)
Michela A. English	52	Director (3)

(1)
Interested person as defined in Section 2(a)(19) of the 1940 Act.

(2)
Member of the compensation committee.

(3)
Member of the audit committee.

(4)
Member of the executive committee.

        The following is a summary of certain biographical information concerning our executive officers, principals and directors:

        David Gladstone.    Mr. Gladstone is a founder of Gladstone Capital Corporation and has been our chief executive officer and chairman of our board of directors since inception. Prior to founding Gladstone Capital Corporation, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Lending Corporation, Allied Capital Commercial Corporation and Allied Capital Advisors Inc. The Allied companies were the largest group of publicly traded mezzanine debt funds and were managers of two private venture capital limited partnerships. From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a private mortgage REIT managed by Allied Capital. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. Mr. Gladstone was the managing member of The Capital Investors, a group of angel investors, and is currently a member emeritus. He is also the chairman and owner of B & G Berry Corporation, a large strawberry farming operation in California. Mr. Gladstone is also a director of Capital Automotive REIT, a real estate investment trust. Mr. Gladstone holds a MBA degree from the Harvard Business School, a MA from American University and a BA from the University of Virginia. Mr. Gladstone has authored two books on financing for small and medium sized businesses, Venture Capital Handbook and Venture Capital Investing.

        Terry Lee Brubaker.    Mr. Brubaker has been our president and chief operating officer and a director since May 2001. In March 1999, Mr. Brubaker was a founder, and now serves as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990 and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Mr. Brubaker holds a MBA degree from the Harvard Business School and a BSE from Princeton University.

        Harry Brill.    Mr. Brill has been our treasurer and chief financial officer since May 2001. From 1995 to April 2001, Mr. Brill served as a personal financial advisor. From 1975 to 1995, Mr. Brill held various positions, including treasurer, chief accounting officer and controller, with Allied Capital Corporation where Mr. Brill was responsible for all of the accounting work for Allied Capital and its family of funds. Mr. Brill received his degree in accounting from Ben Franklin University.

        George Stelljes, III.    Mr. Stelljes has been our executive vice president and chief investment officer since September 2002. Until joining the company as executive vice president and chief investment officer, Mr. Stelljes had served as a director of the company since August 23, 2001. Prior to becoming our executive vice president and chief investment officer, Mr. Stelljes also served as a managing member of St. John's Capital and Amelia Capital, vehicles used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners, a private equity firm which finances high growth companies in the communications, healthcare and business services sectors. From 1997 to 1999, Mr. Stelljes was a partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. Prior to joining Columbia, Mr. Stelljes was an executive vice president and a principal at Allied Capital Corporation from 1989 to 1997. Mr. Stelljes currently serves on the boards of directors of Dominion Digital and Virginia Capital. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds a MBA from the University of Virginia and a BA in Economics from Vanderbilt University.

        Virginia Rollins.    Ms. Rollins has been a principal since June 2001. From 1998 to May 2001, Ms. Rollins served as vice president and principal of American Capital Strategies where she was responsible for marketing, originations, underwriting and portfolio management for the Bethesda, Maryland office. American Capital has consented to Ms. Rollins' employment with Gladstone Capital Corporation. From 1993 to 1997, Ms. Rollins served as managing director and deputy managing director of Bulgarian American Enterprise Fund, a private investment firm which focuses on making loans to and investments in Bulgaria. Ms. Rollins holds a Masters of International Management from the American Graduate School of International Management and a BA from the University of North Carolina, Chapel Hill.

        Joseph Bute.    Mr. Bute has been a principal since June 2001. From 1996 to April 2001, Mr. Bute served as principal and vice president of American Capital Strategies, where he was responsible for marketing, originations, underwriting and portfolio management for the Pittsburgh, Pennsylvania office. During that period, he invested $35 million for American Capital in four companies and served as a director of each. American Capital has consented to Mr. Bute's employment with Gladstone Capital Corporation. From 1992 to 1996, Mr. Bute was director of manufacturing services of the Steel Valley Authority where he established and developed a nationally recognized manufacturing retention program for the Commonwealth of Pennsylvania. Mr. Bute holds a BS from the University of San Francisco.

        Buzz Cooper.    Mr. Cooper has been a principal since June 2001. From 1986 to 2000, Mr. Cooper served as a principal of Allied Capital Corporation. At Allied Capital, Mr. Cooper was responsible for identifying, sourcing, underwriting, managing, financing and servicing all forms of commercial real estate. During his time at Allied Capital, Mr. Cooper also administered an investment portfolio of over $250 million. Mr. Cooper holds a BA from Washington and Lee University.

        Laura Gladstone.    Ms. Gladstone has been a principal since August 2001. From June 2000 to April 2001, Ms. Gladstone worked as an associate in equity research at ING Barings, where she was responsible for covering companies in the telecommunications industries. From November 1999 to May 2000, Ms. Gladstone worked for Salomon Smith Barney as an assistant analyst in equity research. From 1997 to November 1999, Ms. Gladstone worked for HSBC, an international bank, as the bank's only syndications analyst in Argentina. At HSBC, she completed numerous loan transactions in diverse industries, including cable, telecommunications, oil, manufacturing and distribution. From 1994 to 1997, Ms. Gladstone served as the marketing director at Allied Capital Corporation where she was responsible for creating and executing all marketing-related activities for leveraged buyout and venture capital investments, mortgage REIT loans and small business lending activities with approximately $750 million in assets under management. She received her BBA from The George Washington University. Ms. Gladstone is the co-author of Venture Capital Handbook.

        John Freal.    Mr. Freal has been a principal since February 2002. From November 1997 through February 2002, he was a principal and managing director at American Capital Strategies in the Bethesda, Maryland office, where he was responsible for investment originations, underwriting and portfolio management. From May 1995 through October 1997, he was a private investor and financial consultant. From June 1989 to April 1995, Mr. Freal was president of RDS Capital Partners, Inc. of Vienna, Virginia, a private merchant banking company that he co-founded to acquire middle-market commercial and industrial companies. Prior to founding RDS, he was employed from November 1978 to June 1989 by First American Bank of Virginia, Maryland National Bank and Meritor Financial Group, in various capacities from credit analyst to vice president and loan officer, providing general corporate and buyout financing to middle-market and national companies. Mr. Freal received his BBA and MBA from George Mason University.

        David A.R. Dullum.    Mr. Dullum has been a director since August 23, 2001. From 1995 to the present, Mr. Dullum has been a partner of New England Partners, a venture capital firm focused on investments in small and medium sized businesses in the Mid-Atlantic and New England regions. From 1973 to 1990, Mr. Dullum was the managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds a MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

        Anthony W. Parker.    Mr. Parker has been a director since August 23, 2001. In 1997, Mr. Parker founded Medical Funding Corporation, a company which purchases medical receivables. In the summer of 2000, Medical Funding Corporation purchased a Snelling Personnel Agency franchise in Washington, DC which provides full staffing services for the local business community. Mr. Parker currently serves as chairman of Medical Funding Corporation. From 1992 to 1996, Mr. Parker was chairman of, and a 50% stockholder of, Capitol Resource Funding, Inc. ("CRF"), a commercial finance company with offices in Dana Point, California and Arlington, Virginia. Mr. Parker joined CRF shortly after its inception and was instrumental in growing the company from a startup to one that by 1996 was purchasing receivables at the rate of $150 million per year, with over 40 employees. Mr. Parker practiced corporate and tax law for over 15 years—from 1980 to 1983 at Verner, Liipfert, Bernhard &

McPherson, and from 1983 to 1992 in private practice. From 1973 to 1977 Mr. Parker served as executive assistant to the administrator of the US Small Business Administration. Mr. Parker received his J. D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College.

        Michela A. English.    Ms. English has been a director since June 5, 2002. Ms. English currently serves as the president of Discovery Consumer Products, a division of Discovery Communications, Inc. Since March 1996, Ms. English has held the positions of president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 through 1996, Ms. English served as senior vice president of National Geographic Society. Prior to 1991, Ms. English worked for the international consulting firm McKinsey & Company and Marriott Corporation. Ms. English is a director of the NEA Foundation for the Improvement of Education and the Educational Testing Service and serves as chairman of the board of Sweet Briar College. Ms. English received a Master of Public and Private Management degree from Yale University and a BA in International Affairs from Sweet Briar College.

Compensation of Executive Officers and Directors

Summary of Compensation

        The following table shows for the fiscal year ended September 30, 2002 the compensation awarded or paid to, or earned by, all the directors and our three highest paid executive officers, which we refer to as the compensated persons, in each capacity in which each compensated person served. Certain of the compensated persons served as both our officers and directors.

Name of Person, Position	Aggregate Compensation from the Company (1)	Pension or Retirement Benefits Accrued as Part of Company Expense (2)	Total Compensation from Company Paid to Compensated Person (3)
David Gladstone Chief Executive Officer and Chairman of the Board of Directors (4)	$200,000	TBD	$200,000
Terry Lee Brubaker President Chief Operating Officer and Director (5)	$200,000	TBD	$200,000
Harry Brill Chief Financial Officer and Treasurer (6)	$100,000	TBD	$100,000
George Stelljes III Executive Vice President, Chief Investment Officer and Former Director (7)	$19,500	TBD	$19,500
David A.R. Dullum Director	$6,000	0	$6,000
Anthony W. Parker Director	$6,000	0	$6,000
Michela A. English Director (8)	$3,000	0	$6,000

(1)
For the year ended September 30, 2002 we did not pay perquisites to compensated persons in excess of the lesser of $50,000 or 10% of the compensated person's aggregate salary and bonus for the year.

(2)
We have not yet determined the level of pension or retirement benefits to be accrued as part of company expense on behalf of our executive officers for the fiscal year ended September 30, 2002.

(3)
Does not include amounts to be accrued for our executive officers' retirement benefits as described in footnote 2 above.

(4)
Mr. Gladstone's aggregate compensation includes (a) annual compensation of $200,000 in salary and (b) an as yet undetermined annual bonus.

(5)
Mr. Brubaker's aggregate compensation includes (a) annual compensation of $200,000 in salary and (b) an as yet undetermined annual bonus.

(6)
Mr. Brill's aggregate compensation includes (a) annual compensation of $100,000 in salary and (b) an as yet undetermined annual bonus.

(7)
Mr. Stelljes resigned from the board of directors effective September 12, 2002, at which time he joined the company as executive vice president and chief investment officer. Mr. Stelljes' aggregate compensation for the fiscal year ending September 30, 2002 includes (a) fees received for service as a director of $7,000 and (b) salary of $12,500.

(8)
Ms. English joined the board of directors on June 5, 2002.

Stock Option Grants and Exercises

        We grant options to our executive officers under our Amended and Restated 2001 Equity Incentive Plan, which we refer to in this prospectus as the 2001 Plan. As of October 4, 2002, options to purchase a total of 811,664 shares were outstanding under the 2001 Plan, options to purchase 598,336 shares of common stock had already been exercised and options to purchase 90,000 shares remained available for grant thereunder. For additional information regarding the 2001 Plan, see "2001 Amended and Restated Equity Incentive Plan" below.

        The following tables show for the fiscal year ended September 30, 2002, certain information regarding options granted to, exercised by, and held at year end by our executive officers:

Option Grants in Fiscal 2002

		Percent of Total Options Granted to Employees in Fiscal Year			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Number of Securities Underlying Options Granted
			Exercise Price	Expiration Date
					5%	10%
Mr. Gladstone	—	—	—	—	—	—
Mr. Brubaker	—	—	—	—	—	—
Mr. Brill	—	—	—	—	—	—
Mr. Stelljes	100,000	62.5%	$17.11	9/11/12	$1,076,038	$2,726,893

(1)
The potential realizable value is based on the term of the option at the time of its grant (10 years). It is calculated by assuming that the stock price on the date of the grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. The amounts represent certain assumed rates of appreciation only, in accordance with the rules of the SEC, and do not reflect our estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of our common stock and no gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

2002 Option Exercises and Year-End Option Values

			Options Outstanding at September 30, 2002		Value of Options at September 30, 2002 (2)
	Shares Acquired on Exercise	Value Realized (1)
			Vested	Unvested	Vested	Unvested
Mr. Gladstone	—	—	406,666	—	$764,532	—
Mr. Brubaker	—	—	106,666	—	200,532	—
Mr. Brill	—	—	40,000	—	75,200	—
Mr. Stelljes	—	—	60,000	40,000	0	$0

(1)
Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs.

(2)
The value of unexercised options is calculated as the closing market price on September 30, 2002 less the exercise price.

Employment Agreements

        David Gladstone and Terry Brubaker.    We have entered into employment agreements with Messrs. Gladstone and Brubaker, who we refer to as our senior executive officers. The employment agreement of each of the senior executive officers provides for a three-year term. The initial three-year term will be extended for additional successive periods of one year, unless we give the senior executive officer three months' prior written notice of our intention to terminate the agreement without cause. Messrs. Gladstone and Brubaker each have the right to terminate their respective employment agreements at any time by giving us three months' prior written notice.

        The base salary under the employment agreements of Messrs. Gladstone and Brubaker is $200,000 per year. Our board of directors has the right to increase the senior executive officers' base salary during the terms of their employment agreements and also, generally, to decrease it, but not below $200,000.

        The employment agreements provide that each of the senior executive officers is entitled to receive a cash bonus of up to 100% of his base salary based upon a determination by the compensation committee of our board of directors.

        Each senior executive officer is also entitled to participate in our Amended and Restated 2001 Equity Incentive Plan, described below. Pursuant to the terms of their employment agreements, Mr. Gladstone and Mr. Brubaker received options to purchase 800,000 shares and 200,000 shares, respectively, of our common stock simultaneously with the completion of our initial public offering. These stock options fully vested over the one year period following the date of grant.

        If we should terminate a senior executive officer's employment by reason of his disability, he would be entitled to receive from us, for two years, the difference between his then current base salary plus annual bonus and any long-term disability benefits. Additionally, any unvested options which would have vested within two years of the termination date would immediately vest. All vested options would expire unless exercised (and all outstanding loans resulting from the prior exercise of any options would have to be repaid) within 18 months of the termination date. If we should terminate a senior executive officer's employment for any reason other than disability or cause, the senior executive officer would be entitled to receive his base salary and annual bonus for a period of two years from the date of termination, although he could choose to forgo the payments and thus obtain a release from non-compete provisions applicable during this period. These payments would also be made if the senior executive officer resigned for good reason, which generally includes our materially and adversely changing his responsibilities and duties or a material breach by us of our compensation obligations under the employment agreement. The senior executive officer will also receive severance if he is terminated in connection with a change of control or if he is not notified that the employment agreement will be continued upon a change in control. Mr. Gladstone's employment agreement also defines "good reason" as a determination by him of a material difference with our board of directors. Additionally, a senior executive officer's unvested stock options would generally vest if his employment were terminated for any reason other than a disability or cause or if he resigned with good reason. In the event that a senior executive officer's employment were terminated in connection with a change of control, all vested options would expire unless exercised within 12 months of the termination date.

        If a senior executive officer dies, his estate will be entitled to receive an amount equal to any bonus received in the year prior to the executive's death. Additionally, he will be considered to have vested on the date of death in those options which would vest within one year of the date of death, and would forfeit any unvested options scheduled to vest after one year from the date of death. All such vested options would expire unless exercised (and all outstanding loans resulting from the prior exercise of any options would have to be repaid) within 18 months of the date of death.

        In the event that we should terminate a senior executive officer's employment for cause or in the event that the senior executive officer voluntarily terminates his employment for other than good reason, all unvested stock options would be forfeited and he would have no more than 90 days to exercise any vested but unexercised options (and to repay any outstanding loans resulting from the prior exercise of any options).

        Upon termination of employment, each senior executive officer would be subject to certain non-compete covenants. In the case of Mr. Brubaker, these covenants would generally apply for two years, although should Mr. Brubaker resign for good reason, the covenants would apply for only one year following the date of resignation. In the case of Mr. Gladstone, the covenants would generally apply for one year. As noted above, during periods when the senior executive officers are receiving severance payments from us, they may terminate these covenants prohibiting competition by forgoing such severance payments.

        Each of the employment agreements also provides that the senior executive officer will maintain the confidentiality of our confidential information during and after the period of his employment.

        George Stelljes.    We have also entered into an employment agreement with Mr. Stelljes that provides for a three-year term. The initial three-year term will be extended for additional successive periods of one year, unless we give Mr. Stelljes three months' prior written notice of our intention to terminate the agreement without cause. Mr. Stelljes may terminate his employment agreement at any time by giving us three months' prior written notice.

        The base salary under Mr. Stelljes' employment agreement is $200,000 per year. Our board of directors has the right to increase his base salary during the terms of his employment agreement.

        The employment agreement provides that Mr. Stelljes is entitled to receive a cash bonus of up to 100% of his base salary based upon a determination by the compensation committee of our board of directors. Mr. Stelljes is also entitled to participate in our Amended and Restated 2001 Equity Incentive Plan, described below. Pursuant to the terms of his employment agreement, Mr. Stelljes also received options to purchase 100,000 shares of our common stock upon accepting his position as chief investment officer. These stock options were immediately vested with respect to 60,000 shares and the remainder vest on the first anniversary of the date of grant.

        If we should terminate Mr. Stelljes' employment by reason of his disability, he would be entitled to receive from us, for two years, the difference between his then current base salary plus annual bonus and any long-term disability benefits. Additionally, any unvested options which would have vested within two years of the termination date would immediately vest. All vested options would expire unless exercised within 18 months of the termination date. If we should terminate Mr. Stelljes' employment for any reason other than disability or cause, he would be entitled to receive his base salary and annual bonus for a period of two years from the date of termination, although he could choose to forgo the payments and thus obtain a release from non-compete provisions applicable during this period. These payments would also be made if he resigned for good reason, which generally includes our materially and adversely changing his responsibilities and duties or a material breach by us of our compensation obligations under his employment agreement. Mr. Stelljes will also receive severance if he is terminated in connection with a change of control or if he is not notified that his employment agreement will be continued upon a change in control. Additionally, Mr. Stelljes' unvested stock options would generally vest if his employment were terminated for any reason other than a disability or cause or if he resigned with good reason. In the event that Mr. Stelljes' employment were terminated in connection with a change of control, all vested options would expire unless exercised within 12 months of such termination.

        If Mr. Stelljes dies, his estate will be entitled to receive an amount equal to any bonus received in the year prior to his death. Additionally, he will be considered to have vested on the date of death in those options which would vest within one year of the date of death, and would forfeit any unvested options scheduled to vest after one year from the date of death. All such vested options would expire unless exercised within 18 months of the date of death.

        In the event that we should terminate Mr. Stelljes' employment for cause or in the event that he voluntarily terminates his employment for other than good reason, all unvested stock options would be forfeited and he would have no more than 90 days to exercise any vested but unexercised options.

        Upon termination of employment, Mr. Stelljes would be subject to certain non-compete covenants that generally apply for two years, although should Mr. Stelljes resign for good reason, the covenants would apply for only one year following the date of resignation. As noted above, during any period when Mr. Stelljes is receiving severance payments from us, he may terminate these covenants prohibiting competition by forgoing such severance payments.

        Mr. Stelljes' employment agreement also provides that he will maintain the confidentiality of our confidential information during and after the period of his employment.

Board of Directors

        Our board of directors is divided into three classes, each consisting of two directors. One class holds office for a term expiring at the annual meeting of stockholders to be held in 2003, a second class holds office for a term expiring at the annual meeting of stockholders to be held in 2004 and a third class holds office for a term expiring at the annual meeting of stockholders to be held in 2005. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. The terms of Messrs. Brubaker and Dullum will expire in 2003, the term of Mr. Gladstone will expire in 2004 and the terms of Mr. Parker and Ms. English will expire in 2005. Additionally, there is presently a vacancy in the class whose term expires in 2004. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

Committees of the Board of Directors

        — Executive committee. Our board of directors has established an executive committee. Membership of our executive committee is comprised of Messrs. Gladstone and Dullum. The executive committee has the authority to exercise all powers of the board of directors except for actions that must be taken by the full board of directors under the Maryland General Corporation Law.

        — Audit committee. Our board of directors has established an audit committee. Membership of the audit committee is comprised of Mr. Dullum, Mr. Parker and Ms. English, each of whom is an independent director. The audit committee makes recommendations concerning the engagement of independent public accountants, reviews with our independent public accountants the plans and results of the audit engagement, approves professional services provided by our independent public accountants, reviews the independence of our independent public accountants and reviews the adequacy of our internal accounting controls.

        — Compensation Committee. Our board of directors has established a compensation committee. Membership of the compensation committee is comprised of Messrs. Parker and Dullum, each of whom is an independent director. The compensation committee determines compensation for our executive officers, in addition to administering our 2001 Plan, which is described below.

Compensation of Directors

        As compensation for serving on our board of directors, each of our non-employee directors receives an annual fee of $10,000 and an additional $1,000 per each meeting of the board attended, with no additional fee paid in connection with attending committee meetings. In addition, we will reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of the board of directors. Upon receipt of an order from the SEC, which is currently pending, we will also make grants of stock options to our non-employee directors from time to time pursuant to the 2001 Plan. Following our receipt of the order from the SEC, each non-employee member of our board of directors will receive an option to purchase 10,000 shares of our common stock, the vesting of which will date back to the date that they joined our board. In addition, following our receipt of the order, each of our non-employee directors who was serving on the date of our 2002 Annual Meeting of Stockholders will receive an additional option to purchase 10,000 shares of our common stock, with the vesting of such option dating back to the date of the 2002 Annual Meeting. At the time of each annual meeting of our stockholders, each non-employee director shall receive an additional option to purchase 10,000 shares of our common stock.

2001 Amended and Restated Equity Incentive Plan

        Effective July 23, 2001, we adopted the Amended and Restated 2001 Equity Incentive Plan, which we refer to as the 2001 Plan, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under the 2001 Plan, our board of directors or our compensation committee may award incentive stock options within the meaning of Section 422 of the Code, or ISOs, to employees, and nonstatutory stock options to employees, and non-employee directors. In addition, the 2001 Plan permits the granting of rights to purchase restricted stock.

        We have authorized for issuance 1,500,000 shares of capital stock under the 2001 Plan to our employees and directors. The share reserve shall consist of our common stock and preferred stock. Accordingly, participants in the 2001 Plan may receive options to purchase preferred or common stock, as determined by our board of directors or our compensation committee. Options granted under the 2001 Plan may be exercised for a period of no more than 10 years from the date of grant. Unless sooner terminated by our board of directors, the 2001 Plan will terminate on June 1, 2011, and no additional awards may be made under the 2001 Plan after that date.

Stock Options

        Options granted under the 2001 Plan will entitle the optionee, upon exercise, to purchase shares of capital stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning, under Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the 2001 Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution and will generally be exercisable during an optionee's lifetime only by the optionee.

        Our compensation committee administers the 2001 Plan and has the authority, subject to the provisions of the 2001 Plan, to determine who will receive awards under the 2001 Plan and the terms of such awards. Our compensation committee will have the authority to adjust the number of shares available for options, the number of shares subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. Our compensation committee may lower the exercise price for any outstanding stock options, or may issue replacement options for options previously granted at a higher exercise price.

        If authorized by our compensation committee, the exercise price of an option may be paid in the form of shares of stock that are already owned by a participant. Our compensation committee also may provide that if an employee delivers shares of stock in full or partial payment of the exercise price of his or her stock option, the employee will be granted a "reload stock option" to purchase that number of shares of stock delivered by the employee. A reload stock option is the grant of a new stock option to the employee covering the same number of shares that such employee tendered in payment of the exercise price with respect to their original stock option. Under the terms of the 2001 Plan, this reload option shall have the same expiration date as the original stock option, an exercise price that is equal to the fair market value of our stock on the date of the original stock option exercise, and shall be designated as either an incentive stock option or nonstatutory stock option on the date of grant of the original stock option.

        In addition, our compensation committee may permit a "cashless exercise" arrangement whereby an optionee may exercise a portion of his or her option by surrendering a portion of his or her option having a fair value equal to the aggregate exercise price of the portion of the option being exercised. If an option holder elects to make a cashless exercise of a portion of his or her option, he or she will receive upon exercise shares having an aggregate fair market value equal to the product of (1) the excess of the fair market value of a share on the exercise date over the exercise price and (2) the number of shares covered by the option.

        Our compensation committee also may provide that certain optionees may pay the exercise price of their options with a promissory note. If an option holder elects to pay the exercise price of his or her option with a promissory note, interest on the note will accrue at a commercially reasonable market rate and the note will be subject to such other repayment terms and conditions as established by our compensation committee. We have from time to time permitted our employees, including our executive officers, to exercise options by promissory note in the past. However, the Sarbanes-Oxley Act of 2002 effectively prohibits us from making loans to our executive officers for exercising options in the future, although loans outstanding prior to July 30, 2002—including the promissory notes we have received from certain of our executive officers—were explicitly exempted from this prohibition. Furthermore, prior to permitting non-employee directors to exercise their options with a promissory note, we would be required to receive an order from the SEC permitting such a loan on the basis that the terms of the loan are fair and reasonable and not overreaching. We currently do not intend to apply for such an order from the SEC.

Restricted Stock

        Participants in the 2001 Plan may be provided with an opportunity to purchase restricted stock. These shares may be subject to a time-based vesting schedule, or the attainment of performance goals established by our compensation committee. The purchase price for restricted stock will not be less than the fair market value of our stock on the date of purchase. Upon a participant's termination of service with us, we may have the option to repurchase the unvested shares of stock at the original purchase price paid by a participant for such shares, if any. The specific terms and conditions of restricted stock purchases shall be governed by individual agreements in a form approved by our compensation committee. Restricted stock purchased under the 2001 Plan is transferable if so determined by our compensation committee in its discretion.

Corporate Transactions and Change in Control Provisions

        Upon specified corporate transactions, as defined in the 2001 Plan, all outstanding awards under the 2001 Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants whose continuous service has not terminated prior to the corporate transaction will be accelerated in full and then terminated to the extent not exercised prior to the corporate transaction. With respect to any other awards which are not assumed or substituted and are held by participants whose continuous service has terminated on or prior to the corporate transaction, such awards will not be accelerated unless otherwise provided in a written agreement between us, or any of our affiliates, and the participant.

        Upon a change in control, as defined in the 2001 Plan, awards held by participants whose continuous service has not terminated prior to the change in control shall be subject to additional acceleration of vesting, but only to the extent as provided in any written agreement between us, or any of our affiliates, and the participant.

Federal Tax Consequences

        The following is a brief summary of the federal income tax aspects of stock options and restricted stock purchase rights available for grant under the 2001 Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

        — ISOs. No taxable ordinary income is realized by the participant upon the grant or exercise of an ISO. If shares of stock are issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (i) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain, and any loss sustained will be a capital loss, and (ii) no deduction will be allowed to us for federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

        If stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (1) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (2) we will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by us. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a nonstatutory stock option.

        — Nonstatutory Stock Options. With respect to nonstatutory stock options: (1) no income is realized by the participant at the time the option is granted; (2) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and we will be entitled to a tax deduction in the same amount; and (3) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term or long-term capital gain (or loss), depending upon the length of time that the participant has held the shares.

        — Restricted Stock Awards. To the extent a participant's restricted stock award is fully vested and is not subject to our repurchase option, the participant will recognize taxable ordinary income equal to any excess of the stock's fair market value on the purchase date over the purchase price. In contrast, to the extent all of a participant's restricted stock award is subject to a vesting schedule and is subject to our repurchase option, no income tax with respect to such stock will be recognized at the time of purchase unless the participant files a Section 83(b) election. Instead, as and when the shares vest, ordinary income equal to the excess, if any, of the then fair market value of the stock over the participant's purchase price, will be recognized. Generally, we will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant.

Certain Transactions

        At June 30, 2002, we had loans outstanding in the principal amount of $5,900,010 to Mr. Gladstone, $1,400,010 to Mr. Brubaker and $150,000 to Mr. Brill, each of whom is an executive officer. These loans were extended in connection with the exercise of stock options by each of the executive officers. Each such loan is evidenced by a full recourse promissory note secured by the shares of common stock purchased upon the exercise of the options. The interest rate on each such loan is 4.9% per annum. Interest is due quarterly and each of the executive officers has made each of his quarterly interest payments to date.

        In May 2001, we issued and sold 43,508 shares of our common stock for an aggregate purchase price of $652,631 to Mr. Gladstone.

        In our articles of incorporation and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, and otherwise to the fullest extent permitted under Maryland law and our bylaws.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock, each of our executive officers and directors and all of our executive officers and directors, as a group. The ownership amounts set forth in the table also include shares underlying options that have been granted and are exercisable within 60 days.

	Beneficial Ownership(1)
Name and Address	Number of Shares	Percent of Total
Ruane, Cunniff & Co., Inc. (2) 767 Fifth Avenue New York, NY 10153-4798	1,304,248	12.95%
David Gladstone (3)	998,131	9.53%
Terry Lee Brubaker (4)	226,877	2.23%
Harry Brill (5)	50,500	*
George Stelljes, III (6)	101,000	*
David A.R. Dullum (7) 215 Great Falls Street Falls Church, VA 22046	2,000	*
Anthony W. Parker (8) c/o Medical Funding Corporation 818 Connecticut Avenue, Suite 325 Washington, DC 20036	2,915	*
Michela A. English (9) 3220 Nebraska Avenue, NW Washington, DC 20016	0	*
All directors and executive officers as a group (7 persons) (10)	1,381,423	12.88%

*
Less than 1%
(1)
This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 10,071,844 shares outstanding on October 4, 2002, adjusted as required by rules promulgated by the SEC.
(2)
This information has been obtained from a Schedule 13G filed by Ruane, Cunniff & Co. with the SEC on June 10, 2002. According to the Schedule 13G, Ruane, Cunniff & Co. had sole voting power with respect to 1,274,043 of the 1,304,248 shares reported as beneficially owned.
(3)
Includes 406,666 shares underlying options that are exercisable within 60 days of the date of this prospectus.
(4)
Includes 106,666 shares underlying options that are exercisable within 60 days of the date of this prospectus.
(5)
Includes 40,000 shares underlying options that are exercisable within 60 days of the date of this prospectus.

(6)
Includes 100,000 shares underlying options that are exercisable within 60 days of the date of this prospectus as follows: (i) 60,000 shares underlying options that are fully vested; and (ii) 40,000 shares of which may be acquired pursuant to the early exercise provision of the options and that vest on September 12, 2003 and are subject to a repurchase right in favor of Gladstone Capital Corporation if Mr. Stelljes does not satisfy the option's vesting requirements. In any event, shares acquired upon an early exercise may not be disposed of until the vesting period has been satisfied.
(7)
Excludes 20,000 shares underlying options that we intend to issue to Mr. Dullum upon the receipt of an order from the SEC. Upon grant 5,000 shares underlying such options will be immediately exercisable.
(8)
Excludes 20,000 shares underlying options that we intend to issue to Mr. Parker upon the receipt of an order from the SEC. Upon grant 5,000 shares underlying such options will be immediately exercisable.
(9)
Excludes 10,000 shares underlying options that we expect to issue to Ms. English upon the receipt of an order from the SEC, none of which will be exercisable within 60 days of the date of this prospectus.
(10)
Includes 653,332 shares underlying options that are exercisable within 60 days of the date of this prospectus.

REGULATION

        We are a closed-end, non-diversified, management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

Regulated Investment Company

        In order to maintain the qualification for treatment as a RIC under Subchapter M of the Code, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short-term capital gains. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

        —Income source requirements. At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other disposition of securities or other income derived with respect to our business of investing in securities, and

        —Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, US government securities, the securities of other regulated investment companies and other securities to the extent that (1) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (2) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than US government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

        If we are unable to qualify for treatment as a RIC, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction.

        Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements in our first taxable year or, with respect to later years, for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution. If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, 98% of our income, including both ordinary income and capital gains. The excise tax would apply only to the amount by which 98% of our income exceeds the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder's other tax obligations. A stockholder that is not subject to US federal income tax or tax on long-term capital gains would be required to file a US federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction. If we acquire debt obligations that were originally issued at a discount, which would generally include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the "original issue discount" that accrues over the life of the obligation. Such original issue discount will be included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such original issue discount amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. In this event, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements.

        For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder's adjusted basis in his or her shares of common stock and thereafter as gain from the sale of shares of our common stock. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder's holding period for its common stock and whether the distributions are paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not to capital gains dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the due date for filing our return for that taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

Business Development Company

        We intend to conduct our business so as to retain our status as a business development company. In general, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) below.

        Qualifying Assets.    Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

        (1)  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which, first, is organized under the laws of, and has its principal place of business in, the United States. Second, the issuer must not be an investment company, other than a small business investment company wholly-owned by the business development company. Finally, the issuer may not have any class of securities with respect to which a broker or dealer may extend margin credit.

        (2)  Securities of any eligible portfolio company over which we exercise a controlling influence and for which an affiliate of ours serves as a director.

        (3)  Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

        (4)  Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

        Securities of public companies are generally not qualifying assets unless they were acquired in a distribution or in exchange for, or upon the exercise of, a right relating to securities that were qualifying assets.

        Asset Coverage.    We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the

1940 Act, is at least 200% immediately after each such issuance. In addition, while senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution is made with respect to our common stock or before any purchase of common stock is made, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

        Significant Managerial Assistance.    For portfolio securities to be qualifying assets for the 70% test described above, the business development company must either exercise a controlling influence over the issuer of the securities or must make available to the issuer of the securities significant managerial assistance. However, with respect to certain but not all such securities, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the business development company may exercise such control jointly. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Determination of Net Asset Value

        The net asset value per share of our outstanding shares is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.

        In calculating the value of our total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by our board of directors. All other securities are valued at fair market value as determined in good faith by our board of directors. In making such determination, our board of directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, our board of directors will determine fair market value on the basis of collateral, the issuer's ability to make payments, its earnings and other pertinent factors.

        A substantial portion of our assets will consist of securities carried at fair market values determined by our board of directors. Determination of fair market values involves subjective judgment not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations on our financial statements.

Code of Ethics

        As required by the 1940 Act, we have adopted a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of our code of ethics, see "Available Information."

US FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material US federal income tax considerations applicable to us and to an investment in our common stock and does not purport to be a complete description of the tax considerations applicable to such an investment. You should consult your own tax advisor with respect to the tax considerations which pertain to your purchase of our common stock. This summary is based on the Internal Revenue Code, Treasury regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change, possibly on a retroactive basis. This summary does not discuss all aspects of federal income taxation relevant to holders of our common stock in light of their particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including:

        — stockholders who are not citizens or residents of the United States or entities organized under the laws of the United States;

        — financial institutions;

        — mutual funds;

        — a person liable for the alternative minimum tax;

        — tax-exempt organizations;

        — insurance companies;

        — dealers in securities;

        — a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings; or

        — stockholders who hold our stock as part of an integrated investment such as a hedge, constructive sale, straddle or other risk reduction strategy or as part of a conversion transaction.

        This discussion assumes you hold our common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, or the Code. This summary does not discuss any aspects of foreign, state, or local tax laws.

        We intend to qualify for treatment as a regulated investment company, or RIC, under Subchapter M of the Code. To qualify for such treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short-term capital gains, which we refer to as the annual distribution requirement. We must also meet several additional requirements, including:

        — At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other disposition of securities, or other income derived with respect to our business of investing in securities, and

        — As diversification requirements, as of the close of each quarter of our taxable year:

  •
  at least 50% of the value of our assets must consist of cash, cash items, US government securities, the securities of other regulated investment companies and other securities to the extent that (1) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (2) such other securities of any one issuer do not represent more than 5% of our total assets, and
  •
  no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than US government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements in our first taxable year or, with respect to later years, for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

        If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, 98% of our income, including both ordinary income and capital gains. The excise tax would apply only to the amount by which 98% of our income exceeds the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder's other tax obligations. A stockholder that is not subject to US federal income tax or tax on long-term capital gains would be required to file a US federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

        If we acquire debt obligations that were originally issued at a discount, which would generally include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the "original issue discount" that accrues over the life of the obligation. Such original issue discount will be included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such original issue discount amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. In this event, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements.

        For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder's adjusted basis in his or her shares of common stock and thereafter as gain from the sale of shares of our common stock. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder's holding period in his or her common stock and regardless of whether paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not capital gains dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the due date for filing our return for that taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

        A stockholder may recognize taxable gain or loss if the stockholder sells or exchanges such stockholder's shares of our common stock. Any gain arising from the sale or exchange of our common stock generally will be treated as long-term capital gain or loss if the stockholder has held his or her shares of common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from a sale or exchange of shares of common stock held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed distributed, with respect to such shares of common stock.

        We may be required to withhold U.S. federal income tax on all taxable distributions payable to stockholders who fail to provide us with their correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, or if the IRS notifies us that the stockholder is subject to backup withholding. Any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

        Unless an exception applies, we will mail to each stockholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per distribution basis, the amounts includible in such stockholder's taxable income for such year as ordinary income and as long-term capital gains, including taxes paid by us with respect thereto. In addition, absent an exemption, the federal tax status of each year's distributions will be reported to the IRS.

        Distributions may also be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. You should consult your own tax adviser with respect to the particular tax consequences to you of an investment in our common stock.

        Under our dividend reinvestment plan, all cash distributions to stockholders will be automatically reinvested in additional whole and fractional shares of our common stock unless you elect to receive cash. Even if you participate in the plan and elect to reinvest dividends, for federal income tax purposes you will be deemed to have received cash and such amounts must be included in your income to the extent such deemed distribution otherwise represents a taxable dividend for the year in which such distribution is credited to your account.

        The foregoing discussion is a summary of the principal federal income tax consequences of the ownership, sale or other disposition of our stock. This discussion is not exhaustive, and does not address the tax consequences of ownership, sale or other disposition for all types of stockholders. Accordingly, stockholders are urged to consult their own tax advisors with respect to the income tax consequences of the ownership and disposition of our stock, including the potential applicability of the alternative minimum tax and the application and effect of the laws of any state, local, foreign or other taxing jurisdiction in their particular circumstances.

DESCRIPTION OF OUR SECURITIES

        Our authorized capital stock consists of 50,000,000 shares of capital stock, $0.001 par value per share, all of which is currently designated as common stock. Under our articles of incorporation, our board of directors is authorized to classify and reclassify any unissued shares of capital stock without requiring stockholder approval. The following summary description of our capital stock is not necessarily complete and is subject to, and qualified in its entirety by, our articles of incorporation. Please review our articles of incorporation for a more detailed description of the provisions summarized below.

Common Stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when declared by our board of directors out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws. In the event of our liquidation, dissolution or winding up, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any is outstanding at the time. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director. Our common stock is listed on the Nasdaq National Market under the ticker symbol "GLAD."

Preferred Stock

        In addition to shares of common stock, our articles of incorporation authorize the issuance of shares of preferred stock. Our board of directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as it deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution is made with respect to our common stock or before any purchase of common stock is made, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

        We have no present plans to issue any preferred stock, but we believe that the availability of preferred stock will provide us with increased flexibility in structuring future financings. If we offer preferred stock under this prospectus, the accompanying prospectus supplement will contain information regarding the preferences, powers, rights and privileges of such preferred stock. You should read the accompanying prospectus supplement for a description of the preferred stock, including but not limited to whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with he maintenance of any ratio of assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Debt Securities

        We may issue debt securities that may be senior or subordinated in priority of payment. We will provide a prospectus supplement that describes such debt securities, including the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange rate, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities being offered.

CERTAIN PROVISIONS OF OUR ARTICLES OF INCORPORATION AND BYLAWS AND MARYLAND GENERAL CORPORATION LAW

        Our articles of incorporation and bylaws and the Maryland General Corporation Law contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our articles of incorporation and bylaws.

Classified Board of Directors

        In accordance with our bylaws, our board of directors is divided into three classes of directors serving staggered three-year terms. Under the Maryland General Corporation Law, each class must consist as nearly as possible of one-third of the directors then elected to our board of directors and our board is currently divided into three classes of two directors each. A classified board may render more difficult a change in control of us or removal of our incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

        Our articles of incorporation provide that the number of directors will be determined pursuant to our bylaws and our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. In addition, our bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our board of directors then in office. Our bylaws provide that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified. Accordingly, our board of directors could temporarily prevent any stockholder from enlarging the board of directors and filling the new directorships with such stockholder's own nominees.

        Our bylaws also provide that, except as may be required by law or our articles of incorporation, our directors may only be removed for cause and only by the affirmative vote of 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

Stockholder Approval Requirements

        Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders, which we refer to as the stockholder notice procedure.

        The stockholder notice procedure provides that (1) only persons who are nominated by, or at the direction of, the board of directors, or by a stockholder who has given timely written notice containing specified information to our secretary prior to the meeting at which directors are to be elected, will be eligible for election as directors and (2) at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, our board of directors or by a stockholder who has given timely written notice to our secretary of such stockholder's intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at an annual meeting must be received by us not less than 60 days nor more than 90 days prior to the first anniversary of the previous year's annual meeting. If we call a special meeting of stockholders for the purpose of electing directors, stockholder nominations must be received by us not earlier than the 90th day prior to such meeting and not later than the later of the 60th day prior to such meeting or the 10th day following the day on which notice of the date of a special meeting of stockholders was given.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of the other proposed business and, to the extent deemed necessary or desirable by the board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Amendment of Articles of Incorporation and Bylaws

        Our articles of incorporation may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of our board of directors then in office and a majority of the voting power of all of the shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class.

        Our articles of incorporation also provide that the bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of our board of directors then in office. Any action taken by our stockholders with respect to adopting, amending, altering, changing or repealing our bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

        These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our articles of incorporation and bylaws, such as those that provide for the classification of our board of directors. These provisions, however, also will make it more difficult for stockholders to amend the articles of incorporation or bylaws without the approval of the board of directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Limitation on Liability of Directors

        We have adopted provisions in our articles of incorporation, which, to the fullest extent permitted by Maryland law and as limited by the 1940 Act, limit the liability of our directors and officers for monetary damages. Under our articles of incorporation we shall indemnify (1) our directors and officers to the fullest extent permitted by the General Laws of the State of Maryland as limited by the 1940 Act or any valid rule, regulation or order of the Securities and Exchange Commission thereunder, including the advance of expenses under the procedures and to the fullest extent permitted by law and (2) other employees and agents to such extent as shall be authorized by our board of directors or our bylaws and be permitted by law. The effect of these provisions is to eliminate our rights and the rights of our stockholders (through stockholders' derivative suits on our behalf) to recover monetary damages against one of our directors or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except to the extent this limitation is not permitted under applicable law, including the 1940 Act. These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event one of our directors or officers breaches his or her duty of care. These provisions also will not alter the liability of our directors or officers under federal securities laws.

PLAN OF DISTRIBUTION

        We may sell our securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our securities will be named in the applicable prospectus supplement.

        We may distribute our securities from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of an offering of our common stock, the offering price per share, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

        In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

        Any common stock sold pursuant to a prospectus supplement will be listed on the Nasdaq National Market, or another exchange on which our common stock is traded.

        Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities pursuant to contracts providing for payment and delivery on a future date. These institutions may include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases we must approve such institutions. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        In order to comply with the securities laws of certain states, if applicable, the securities we are offering will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or if we comply with an available exemption from registration or qualification.

DIVIDEND REINVESTMENT PLAN

        Pursuant to our dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by The Bank of New York, the plan agent, if you enroll in the reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of our common stock under the reinvestment plan in the open market. If you do not elect to participate in the reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine whether and how they may participate in the reinvestment plan.

        The plan agent serves as agent for the holders of our common stock in administering the reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on the Nasdaq National Market or elsewhere for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.

        Participants in the reinvestment plan may withdraw from the reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the reinvestment plan or upon termination of the reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

        The plan agent will maintain each participant's account in the reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders' meetings will include those shares purchased as well as shares held pursuant to the reinvestment plan.

        In the case of participants who beneficially own shares that are held in the name of banks, brokers or other nominees, the plan agent will administer the reinvestment plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of our common stock may be purchased by the plan agent through any of the underwriters, acting as broker or dealer.

        We pay the plan agent's fees for the handling or reinvestment of dividends and other distributions. Each participant in the reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

        Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the reinvestment plan will not relieve participants of any US federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see "US Federal Income Tax Considerations."

        Experience under the reinvestment plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the reinvestment plan at least 90 days before the record date for the distribution. The reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days' written notice to participants in the reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent by mail at 100 Church Street, 14th Floor, New York, New York 10286 or by phone at 800-274-2944.

SHARE REPURCHASES

        Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our board of directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We can not assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

        In addition, if at any time after the second anniversary of our initial public offering, our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our board of directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our board of directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Internal Revenue Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We can not assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our securities are held under a custodian agreement by First Union National Bank. The address of the custodian is 740 15th Street NW, Washington, D.C. 20005. Our assets are held under bank custodianship in compliance with the 1940 Act. The Bank of New York acts as our transfer and dividend paying agent and registrar. The principal business address of The Bank of New York is 100 Church Street, 14th Floor, New York, New York 10286.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we will rarely use brokers in the normal course of our business. Any broker we use will be selected on the basis of its ability to provide best price and best execution on securities trades.

LEGAL MATTERS

        The legality of securities offered hereby will be passed upon for us by Cooley Godward LLP, Reston, Virginia. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

        Ernst & Young LLP, independent auditors, have audited our consolidated financial statements at September 30, 2001 and May 30, 2001 (Inception) and for the period from May 30, 2001 (Inception) through September 30, 2001, as set forth in their report. We have included our consolidated financial statements in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

        We have filed with the SEC a Registration Statement on Form N-2 under the Securities Act, with respect to the securities offered by this prospectus. The prospectus, which is a part of the registration statement, does not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance we refer you to the copy of the contract or other document filed, or incorporated by reference, as an exhibit to the registration statement, and each such statement is qualified in all respects by this reference.

        We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934. Such reports, proxy statements and other information, as well as the registration statement of which this prospectus is a part and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

FINANCIAL STATEMENTS

Report of Independent Auditors

Board of Directors and Stockholders
Gladstone Capital Corporation

        We have audited the accompanying consolidated balance sheets of Gladstone Capital Corporation at September 30 and May 30, 2001 (inception), and the related consolidated statements of operations, stockholders' equity, and cash flows for the period from May 30, 2001 (inception) through September 30, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gladstone Capital Corporation at September 30 and May 30, 2001 (inception), and the consolidated results of its operations and its cash flows for the period from May 30, 2001 (inception) through September 30, 2001, in conformity with accounting principles generally accepted in the United States.

                      /s/ Ernst & Young LLP

McLean, Virginia
November 29, 2001

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2001 AND MAY 30, 2001 (INCEPTION)

	September 30, 2001	May 30, 2001
ASSETS
Assets
Cash and cash equivalents	$131,824,080	$—
Interest receivable	34,544	—
Interest receivable — officers	45,355	—
Stock subscription receivable	—	652,631
Prepaid assets	166,250	—
Other assets	135,257	—

Total Assets	$132,205,486	$652,631

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Accrued offering costs	$590,382	$—
Accrued expenses, deferred liabilities and other	365,960	—

Total Liabilities	956,342	—

Stockholders' Equity
Common stock, $0.001 par value, 50,000,000 and 10,000,000 shares authorized, respectively, and 10,060,178 and 43,508 shares issued and outstanding, respectively	10,060	44
Capital in excess of par value	140,131,778	652,587
Notes receivable — officers	(8,800,050)	—
Net realized loss	(92,644)	—

Total Stockholders' Equity	131,249,144	652,631

Total Liabilities and Stockholders' Equity	$132,205,486	$652,631

See Accompanying Notes.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 30, 2001 (INCEPTION) THROUGH SEPTEMBER 30, 2001

Operating Income
Interest income—cash and cash equivalents	$349,500
Interest income—officer loans	45,355

Total Operating Income	394,855

Operating Expenses
Salaries and benefits	229,379
Rent	3,306
Travel	33,287
Professional fees	72,088
Directors fees	38,000
Organizational expenses	64,803
General and administrative	46,636

Total Operating Expenses	487,499

Net Operating Loss	(92,644)

Net Decrease in Stockholders' Equity Resulting From Operations	$(92,644)

Net operating loss per common share:
Basic and Diluted	$(0.03)
Weighted average shares of common stock outstanding:
Basic and Diluted	3,219,525

See Accompanying Notes.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE PERIOD MAY 30, 2001 (INCEPTION) THROUGH SEPTEMBER 30, 2001

				Notes Receivable From Sale of Common Stock
	Common Stock
			Capital in Excess of Par Value		Net Realized Loss	Total Stockholders' Equity
	Shares	Amount
Balance at May 30, 2001 (inception)	43,508	$44	$652,587	$—	$—	$652,631
Issuance of Common Stock In Public Offering (net of offering costs of $10,760,843)	9,430,000	9,430	130,679,727	—	—	130,689,157
Issuance of Common Stock Under Stock Option Plan	586,670	586	8,799,464	(8,800,050)		—
Net Decrease in Stockholders' Equity Resulting from Operations	—	—	—	—	(92,644)	(92,644)

Balance at September 30, 2001	10,060,178	$10,060	$140,131,778	$(8,800,050)	$(92,644)	$131,249,144

See Accompanying Notes.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM MAY 30, 2001 (INCEPTION) THROUGH SEPTEMBER 30, 2001

Cash Flows From Operating Activities
Net decrease in stockholders' equity resulting from Operations	$(92,644)
Adjustments to reconcile net decrease in stockholders' equity resulting from operations to net cash provided by operating activities:
Depreciation	265
Increase in interest receivable	(79,899)
Increase in other assets	(103,728)
Increase in accrued expenses, deferred liabilities and other liabilities	365,960
Increase in prepaid assets	(166,250)

Net Cash Used by Operating Activities	(76,296)

Cash Flows From Investing Activities
Purchase of furniture and equipment	(31,794)

Cash Flows From Financing Activities
Net proceeds from the issuances of common stock	132,341,788
Increase in accrued offering costs	590,382

Net Cash Provided by Financing Activities	132,932,170

Net Increase in Cash and Cash Equivalents	131,824,080
Cash and Cash Equivalents, Beginning of Period	—

Cash and Cash Equivalents, End of Period	$131,824,080

Non-cash Financing Activities
Notes receivable issued in exchange for common stock	$8,800,050

See Accompanying Notes.

GLADSTONE CAPITAL CORPORATION
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

NOTE 1. ORGANIZATION

        Gladstone Capital Corporation (Company) was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 as a closed-end investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended. The Company's investment objectives are to achieve a high level of current income by investing in debt and equity securities of established private businesses.

        Gladstone Advisers, Inc. (Advisers), a wholly-owned subsidiary, conducts the daily administrative operations of the Company.

        On August 29, 2001, the Company closed its initial public offering and sold 9,430,000 shares of its common stock at $15.00 per share less an underwriting discount of $1.05 per share and offering expenses of $859,343 for total net proceeds to the Company of $130,689,157.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

        The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany balances and transactions have been eliminated.

Use of Estimates

        The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Cash and Cash Equivalents

        Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Interest Income Recognition

        Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected.

Federal Income Taxes

        The Company operates so as to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its stockholders from its income to determine "taxable income." The Company intends to distribute sufficient dividends to eliminate taxable income.

Property and Equipment

        Property and equipment are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets ranging from three to seven years.

Management Fees

        The Company is self-managed and therefore does not incur management fees payable to third parties.

Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

NOTE 3. STOCK OPTION PLAN

        The Company applies APB No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations in accounting for its stock-based compensation plan. In accordance with SFAS 123, "Accounting for Stock-Based Compensation" (SFAS 123), the Company elected to apply the provisions of APB 25 and provide pro forma disclosure of the Company's net operating loss resulting from operations calculated as if compensation costs were computed in accordance with SFAS 123. Effective July 23, 2001, the Company adopted the Amended and Restated 2001 Equity Incentive Plan (2001 Plan). The Company has authorized 1,500,000 shares of capital stock for the issuance of options under the 2001 Plan to employees and directors. Options granted under the 2001 Plan may be exercised for a period of no more than ten years from the date of grant. Unless sooner terminated by the Company's board of directors, the 2001 Plan will terminate on June 1, 2011 and no additional awards may be made under the 2001 Plan after that date. Only employees of the Company and its subsidiaries are eligible to receive incentive stock options and both employees and non-employee directors are eligible to receive nonstatutory stock options under the 2001 Plan. Options granted may be exercised for a period of no more than ten years from the date of grant.

        Options granted under the 2001 Plan may be either incentive stock options or nonstatutory stock options. Half of the options granted during the period ended September 30, 2001 vested immediately and the other half vest in one year from the date of the grant.

Period Ended	September 30, 2001
Net operating loss
As reported	$(92,644)
Pro forma	$(1,826,984)

        The effects of applying SFAS 123 for providing pro forma disclosures are not likely to be representative of the effects on reported net operating income and net (decrease) increase in stockholders' equity resulting from operations for future years.

        For options granted during the period ended September 30, 2001, the Company estimated a fair value per option on the date of grant of $2.51 using a Black-Scholes option-pricing model and the following assumptions; dividend yield 6.00%, risk-free interest rate 4.60%, expected volatility factor 0.324, and expected lives of the options of 3 years.

        A summary of the status of the Company's stock option plans as of and for the period ended September 30, 2001 is as follows:

	Shares	Weighted Average Exercise Price
Granted	1,250,000	$15.00
Exercised	(586,670)	$15.00

Options outstanding at September 30, 2001, of which 63,330 shares are exercisable	663,330	$15.00

        During the period ended September 30, 2001, the Company issued 586,670 shares of common stock to employees of the Company, pursuant to option exercises, in exchange for full recourse notes receivable totaling $8,800,050. These transactions were executed pursuant to the Amended and Restated 2001 Equity Incentive Plan, which allows the Company to lend to its employees funds to pay for the exercise of stock options. All loans made under this arrangement are fully secured by the value of the common stock purchased. Interest is charged and paid on such loans at the market rate as determined based on individual financial positions.

NOTE 4. COMMITMENTS AND CONTINGENCIES

        The Company occupies its office space pursuant to a license agreement. The license is effective on November 1, 2001 and ends on October 31, 2002. The Company has an option to extend the license until October 31, 2003. The future payments under this license total $95,970.

NOTE 5. EARNINGS PER SHARE

        The following table sets forth the computation of basic and diluted earnings per share for the period ended September 30, 2001:

Numerator for basic and diluted loss per share	$(92,644)
Denominator for basic and diluted weighted average shares	3,219,525

Basic and diluted loss per common share	$(0.03)

        Due to the Company's net operating loss, diluted loss per common share is equal to basic loss per common share for the period ended September 30, 2001. As a result, the incremental shares have an anti-dilutive effect for the period ended September 30, 2001.

NOTE 6. RELATED PARTY TRANSACTIONS

        The Company has provided loans to employees for the exercise of options under the Amended and Restated 2001 Equity Incentive Plan. The loans require the quarterly payment of interest at the market rate of interest in effect at the date of issue, have varying terms not exceeding nine years and have been recorded as a reduction of stockholders' equity. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. During the period ended September 30, 2001, the Company issued $8,800,050 in loans to seven employees for the exercise of options. The Company recognized interest income from these loans of $45,355 during the period ended September 30, 2001.

NOTE 7. INCOME TAXES

        The Company intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code (the Code). As a regulated investment company, the Company will not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a regulated investment company, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code. The Company intends to distribute at least 90% of its ordinary income and short-term capital gains on a quarterly basis. The Company may, but does not currently intend to, pay out a return of capital.

NOTE 8. SELECTED QUARTERLY DATA (UNAUDITED)

	Period Ended September 30, 2001
	Period Ended June 30, 2001	Quarter Ended September 30, 2001
Total Operating Income	$—	$394,854
Net Operating Loss	(39,400)	(53,244)
Net Decrease in Stockholders' Equity Resulting from Operations	(39,400)	(53,244)
Basic loss per common share	(0.91)	(0.01)
Diluted loss per common share	(0.91)	(0.01)

NOTE 9. SUBSEQUENT EVENTS

Investments

        On November 6, 2001, the Company made a senior subordinated loan of $10,500,000 to Finn Corporation at an interest rate of 13%. In connection with the loan, the Company received warrants to purchase 33,000 shares of common stock in Finn Corporation, exercisable at $7.50 per share.

        On December 17, 2001, the Company made a $16,500,000 loan to Marcal Corporation. This investment consisted of a $7,500,000 senior subordinated loan at an interest rate of 13% and a $9,000,000 first mortgage loan facility at an interest rate of 17%.

Dividends

        On December 10, 2001, the Company declared a first quarter dividend of $0.18 per share on its common stock, payable on January 15, 2002 to record holders as of December 31, 2001.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED BALANCE SHEETS

	(Unaudited) June 30, 2002	September 30, 2001
ASSETS
Investments at fair value (Cost of $66,008,175 and $0, respectively)	$66,008,175	$—
Cash and cash equivalents	70,657,117	131,824,080
Interest receivable — debt securities	551,881	—
Interest receivable	10,362	34,544
Interest receivable — officers	108,690	45,355
Prepaid assets	46,770	166,250
Other assets	341,987	135,257

TOTAL ASSETS	$137,724,982	$132,205,486

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Dividends Payable	$2,115,087	$—
Accounts Payable	160,524	—
Interest Payable	103	—
Accrued offering costs	—	590,382
Accrued expenses and deferred liabilities	558,132	365,960
Repurchase agreement	4,900,000	—

Total Liabilities	$7,733,846	$956,342

STOCKHOLDERS' EQUITY
Common stock, $0.001 par value, 50,000,000 shares authorized and 10,071,844 and 10,060,178 shares issued and outstanding, respectively	$10,072	$10,060
Capital in excess of par value	140,266,684	140,131,778
Notes receivable — officers	(8,984,455)	(8,800,050)
Net realized loss	—	(92,644)
Distributions in excess of undistributed net realized earnings	(1,301,165)	—

Total Stockholders' Equity	$129,991,136	$131,249,144

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$137,724,982	$132,205,486

See Accompanying Notes.

GLADSTONE CAPITAL CORPORATION
SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2002
(UNAUDITED)

COMPANY(1)	INDUSTRY	INVESTMENT	COST	FAIR VALUE
ARI Holdings, Inc.	Manufacturing auto parts	Sr. Subordinated Debt	$8,148,521	$8,148,521

Finn Corporation	Manufacturing landscape equipment	Sr. Subordinated Debt	10,500,000	10,500,000
		Common Stock Warrants for 2% ownership(2)	37,000	37,000

Home Care Supply, Inc.	Medical equipment rental	Sr. Subordinated Debt	20,000,000	20,000,000

Kozy Shack Enterprises, Inc.	Food preparations	Sr. Subordinated Debt	4,500,000	4,500,000

Marcal Paper Mills, Inc.	Manufacturing paper products	Sr. Subordinated Debt	7,500,000	7,500,000
		First Mortgage Facility	9,053,127	9,053,127

Nextira, LLC	Network-related services	Term Loan	5,498,780	5,498,780
		Line of Credit(3)	770,747	770,747

Totals			$66,008,175	$66,008,175

(1)
We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2)
This is a non-income producing investment.

(3)
This is the outstanding amount on an $8 million line of credit.

See Accompanying Notes.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Three Months Ended June 30, 2002	Nine Months Ended June 30, 2002
OPERATING INCOME
Interest income — debt	$1,808,834	$3,735,461
Interest income — cash and cash equivalents	351,726	1,360,811
Interest income — officer loans	108,691	323,518
Loan and managerial assistance fees	645,898	1,286,809
Other income	—	47,500

Total Operating Income	$2,915,149	$6,754,099

OPERATING EXPENSES
Salaries and benefits	$364,253	$968,595
Interest	103	103
Rent	36,095	83,375
Professional fees	119,322	334,804
Directors' fees	7,000	14,000
General and administrative	163,802	523,186

Total Operating Expenses	$690,575	$1,924,063

NET OPERATING INCOME	$2,224,574	$4,830,036

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$2,224,574	$4,830,036

NET OPERATING INCOME PER COMMON SHARE:
Basic	$0.22	$0.48
Diluted	$0.22	$0.47
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	10,066,515	10,062,291
Diluted	10,195,723	10,167,391

See Accompanying Notes.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
(UNAUDITED)

	Common Stock			Notes Receivable From Sale of Common Stock	(Distributions in Excess of) Undistributed Net Realized Earnings
			Capital in Excess of Par Value			Total Stockholders' Equity
	Shares	Amount
Balance at September 30, 2001	10,060,178	$10,060	$140,131,778	$(8,800,050)	$(92,644)	$131,249,144
Employee Stock Option Exercises	11,666	12	185,878	(185,890)		—
Offering Costs			(50,972)			(50,972)
Repayment of Principal on Notes Receivable				1,485		1,485
Net Increase in Stockholders' Equity Resulting from Operations					4,830,036	4,830,036
Distributions	—	—	—	—	(6,038,557)	(6,038,557)

Balance at June 30, 2002	10,071,844	$10,072	$140,266,684	$(8,984,455)	$(1,301,165)	$129,991,136

See Accompanying Notes.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS AND CASH EQUIVALENTS
(UNAUDITED)

Nine Months Ended June 30, 2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in stockholders' equity resulting from operations	$4,830,036
Adjustments to reconcile net increase in stockholders' equity resulting from operations to net cash provided by operating activities:
Increase in interest receivable	(591,034)
Increase in other assets	(206,730)
Increase in accrued expenses and deferred liabilities	93,679
Decrease in prepaid assets	119,480
Increase in accounts payable	160,524
Increase in payment in kind interest	(220,786)

Net Cash Provided by Operating Activities	$4,185,169

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investments	$(65,787,389)
Increase in interest payable	103
Increase in other liabilities	98,493
Increase in repurchase agreement	4,900,000
Receipt of principal on notes receivable — officers	1,485

Net Cash Used in Investing Activities	$(60,787,308)

CASH FLOWS FROM FINANCING ACTIVITIES
Offering costs	$(50,971)
Payment of accrued offering costs	(590,382)
Distributions paid	(3,923,471)

Net Cash Used in Financing Activities	$(4,564,824)

NET DECREASE IN CASH AND CASH EQUIVALENTS	$(61,166,963)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	$131,824,080

CASH AND CASH EQUIVALENTS, END OF PERIOD	$70,657,117

NON — CASH FINANCING ACTIVITIES
Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$185,890

See Accompanying Notes.

GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(UNAUDITED)

Nine Months Ended June 30, 2002
Per Share Data (1)
Net asset value at beginning of period	$13.05
Net operating income	0.48
Issuance of common stock	(0.01)
Distributions from net investment income	(0.60)
Effect of antidilution	(0.01)

Net asset value at end of period	$12.91
Per share market value at beginning of period	$16.38
Per share market value at end of period	18.05
Total Return (2) (3)	13.86%
Shares outstanding at end of period	10,071,844
Ratios/Supplemental Data
Net assets at end of period	$129,991,136
Average net assets	130,888,323
Ratio of operating expenses to average net assets (2)	1.47%
Ratio of net operating income to average net assets (2)	3.69%

(1)
Basic per share data.
(2)
Amounts were not annualized for the results of the nine-month periods ended June 30, 2002.
(3)
Total return equals the increase of the ending market value over the beginning market value, plus dividends, divided by the beginning market value.

See Accompanying Notes.

GLADSTONE CAPITAL CORPORATION
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
JUNE 30, 2002

NOTE 1. UNAUDITED INTERIM FINANCIAL STATEMENTS

        Interim financial statements of Gladstone Capital Corporation (the "Company") are prepared in accordance with generally accepted accounting principles ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period's results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the fiscal year ended September 30, 2001, as filed with the Securities and Exchange Commission.

        The Company did not include the comparative interim financial information due to the limited nature of the Company's activities during the prior period, which represents the period from May 30, 2001 through June 30, 2001. The Company believes the comparative financial information will not provide useful information to the readers of the Company's financial statements.

NOTE 2. ORGANIZATION

        The Company was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 as a closed-end investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment objectives are to achieve a high level of current income by investing in debt and equity securities of established private businesses.

        Gladstone Advisers, Inc., a wholly-owned subsidiary of the Company, conducts the daily administrative operations of the Company. The financial statements of this subsidiary are consolidated with those of the Company.

NOTE 3. EARNINGS PER SHARE

        The following table sets forth the computation of basic and diluted earnings per share for the nine months and three months ended June 30, 2002:

	Three Months Ended June 30, 2002	Nine Months Ended June 30, 2002
Numerator for basic and diluted earnings per share	$2,224,574	$4,830,036
Denominator for basic weighted average shares	10,066,515	10,062,291
Employee stock options	711,664	711,664
Dilutive potential shares using treasury stock method	129,208	105,100
Denominator for diluted weighted average shares	10,195,723	10,167,391
Basic earnings per common share	$0.22	$0.48
Diluted earnings per common share	$0.22	$0.47

NOTE 4. DIVIDENDS

        The Company is required to pay out as a dividend 90% of its ordinary income and short-term capital gains for each taxable year in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, a dividend is declared each quarter. At year-end the Company may pay a bonus dividend, in addition to the quarterly dividends, to ensure that it has paid out at least 90% of its ordinary income and short-term capital gains for the year. The Company has a policy of retaining long-term capital gains, if any, and not paying them out as dividends.

        On January 15, 2002, the Company paid a dividend of $0.18 per share on its common stock to its stockholders of record as of December 31, 2001. On April 8, 2002, the Company paid a dividend of $0.21 per share on its common stock to its stockholders of record as of March 28, 2002. On July 8, 2002, the Company paid a dividend of $0.21 per share on its common stock to its stockholders of record as of June 28, 2002.

NOTE 5. INVESTMENT VALUATION

        The Company carries its investments at fair value, as determined by its Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Debt and equity securities that are not publicly traded are valued at fair value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors values non-convertible debt securities at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser valuation. In valuing convertible debt, equity or other securities, the Board of Directors determines the fair value based on the collateral, the issuer's ability to make payments, the earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities, and other pertinent factors. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains ultimately realized on these investments to be different than the valuation currently assigned.

NOTE 6. LOAN AND MANAGERIAL ASSISTANCE FEES

        The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies. The company provides managerial assistance to its portfolio companies through its wholly-owned subsidiary, Gladstone Advisers, Inc. The Company receives fee income for managerial assistance it renders to portfolio companies in connection with its investments. Such fees are normally paid at the closing of the Company's investments and are generally non-recurring. These managerial assistance services vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice. For the three and nine months ended June 30, 2002, these fees totaled $645,898 and $1,286,809, respectively.

        From time to time, the Company will be invited to participate as a co-lender in a transaction. Where the Company does not provide significant managerial assistance services in connection with its investment, loan fees paid to the Company in such situations will be deferred and amortized over the life of the loan.

NOTE 7. PAYMENT IN KIND INTEREST

        The Company has loans in its portfolio which contain a payment in kind ("PIK") provision. The PIK interest is added to the principal balance of the loan and recorded as income. To maintain the Company's status as a RIC (as discussed in Note 5, above), this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the three and nine months ended June 30, 2002, the Company recorded PIK income of $124,280 and $254,738, respectively.

NOTE 8. REPURCHASE AGREEMENT

        A repurchase agreement involves the purchase by an investor, such as the Company, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor's money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. The Company requires the continual maintenance by its custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, the Company might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller's bankruptcy could delay or prevent a sale of the underlying securities.

        On June 28, 2002, the Company entered into a Repurchase Agreement with UBS Paine Webber for $4,900,000. The Repurchase Agreement was fully collateralized by a United States Treasury Bill with a fair value of $4,998,493 that matured on July 5, 2002. The interest rate on the Repurchase Agreement was 1.96%. The Repurchase Agreement was settled on July 1, 2002. In the future the Company plans to use a similar form of repurchase agreements as an investment option or in order to satisfy certain asset diversification requirements and maintain the Company's status as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code.

NOTE 9. DEFERRED COMPENSATION PLAN

        The company has adopted a deferred compensation plan (the "Plan") effective January 1, 2002. The Plan permits an employee to defer the lesser of 75% of his or her total compensation or the applicable Internal Revenue Service ("IRS") limit. The employees are eligible to participate in the Plan upon completion of 1,000 hours of service within the first six months of employment or after one year of service. The service requirement is waived for those employees who were employed as of January 1, 2002. As of June 30, 2002, the Company had not funded any contributions to the Plan. As of June 30, 2002, the Company had not received a determination letter from the IRS concurring that the deferred compensation plan satisfies the qualification requirements of the Internal Revenue Code.

PART C
OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1.    Financial Statements

        The following financial statements of Gladstone Capital Corporation (the "Company" or the "Registrant") are included in the registration statement in "Part A: Information Required in a Prospectus":

Audited Consolidated Financial Statements
Report of Independent Auditors
Consolidated Balance Sheets as of September 30, 2001 and May 30, 2001 (inception)
Consolidated Statement of Operations for the period from May 30, 2001 (inception) through September 30, 2001
Consolidated Statement of Stockholders Equity for the period from May 30, 2001 (inception) through September 30, 2001
Consolidated Statement of Cash Flows for the period from May 30, 2001 (inception) through September 30, 2001
Notes to Audited Financial Statements
Unaudited Consolidated Financial Statements
Consolidated Balance Sheets as of June 30, 2002 (unaudited) and September 30, 2001 (audited)
Consolidated Schedule of Investments as of June 30, 2002 (unaudited)
Consolidated Statement of Operations for the three and nine months ended June 30, 2002 (unaudited)
Consolidated Statements of Stockholders' Equity for the nine months ended June 30, 2002 (unaudited)
Consolidated Statement of Cash Flows for the nine months ended June 30, 2002 (unaudited)
Financial Highlights for the nine months ended June 30, 2002 (unaudited)
Notes to Unaudited Financial Statements

2.    Exhibits

Exhibit Number	Description
a.1*	Articles of Incorporation.
a.2*	Articles of Amendment and Restatement of the Articles of Incorporation.
b*	Bylaws.
c	Not applicable.
d.1*	Form of Direct Registration Transaction Advice for the Company's common stock, par value $0.001 per share, the rights of holders of which are defined in Exhibits a and b.
d.2*	Specimen Stock Certificate.
d.3+	Form of indenture.
e*	Dividend Reinvestment Plan.
f	Not applicable.
g	Not applicable.
h	Not applicable.
i.1*	Amended and Restated 2001 Equity Incentive Plan.
i.2*	Form of Stock Option Agreement.
i.3*	First Amendment to Amended and Restated 2001 Equity Incentive Plan.

i.4*	Form of Early Exercise Stock Purchase Agreement.
i.5+	Second Amendment to Amended and Restated 2001 Equity Incentive Plan.
j*	Custody Agreement with First Union National Bank with respect to safekeeping.
k.1*	Stock Transfer Agency Agreement between the Company and the Bank of New York.
k.2*	Employment Agreement dated June 25, 2001 between the Company and David Gladstone.
k.3*	Employment Agreement dated July 23, 2001 between the Company and Terry Lee Brubaker.
k.4*	Amendment to Employment Agreement dated August 8, 2001, between the Company and David Gladstone.
k.5+	Employment Agreement dated September 12, 2002 between the Company and George Stelljes III.
l+	Opinion of Cooley Godward LLP.
m	Not applicable.
n.1+	Consent of Ernst & Young LLP, independent public accountants.
n.2+	Consent of Cooley Godward LLP (included in Exhibit l).
o	Not applicable.
p*	Subscription Agreement dated May 30, 2001.
q	Not applicable.
r*	Code of Ethics.

*
Previously filed and incorporated by reference from the Registrant's Registration Statement on Form N-2 (333-63700).

+
Filed herewith.

Item 25. Marketing Arrangements

        The information contained under the heading "Plan of Distribution" on page 59 of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 26. Other Expenses of Issuance and Distribution

Commission registration fee	$6,900
Nasdaq National Market Additional Listing Fee*	22,500
Accounting fees and expenses*	25,000
Legal fees and expenses*	100,000
Printing and engraving*	50,000
Miscellaneous fees and expenses*	10,000

Total	$214,400

*
Estimated for filing purposes.

        All of the expenses set forth above shall be borne by the Company.

Item 27. Persons Controlled By or Under Common Control

        Gladstone Advisers, Inc., a Virginia corporation ("Advisers"), is the Company's only subsidiary. Gladstone Capital Corporation owns 100% of the voting securities of Advisers. Advisers is consolidated with the Company for financial reporting purposes.

Item 28. Number of Holders of Securities

        The following table sets forth the approximate number of record holders of the Company's common stock at October 4, 2002.

Title of Class	Number of Record Holders
Common stock, $0.001 par value per share	59

Item 29. Indemnification

        The Annotated Code of Maryland, Corporations and Associations (the "Maryland Law"), Section 2-418 provides that a Maryland corporation may indemnify any director of the corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property or services; or, in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding, but if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. Such indemnification may not be made unless authorized for a specific proceeding after a determination has been made, in the manner prescribed by the law, that indemnification is permissible in the circumstances because the director has met the applicable standard of conduct. On the other hand, the director must be indemnified for expenses if he or she has been successful in the defense of the proceeding or as otherwise ordered by a court. The law also prescribes the circumstances under which the corporation may advance expenses to, or obtain insurance or similar cover for, directors. The law also provides for comparable indemnification for corporate officers and agents.

        The Articles of Incorporation of the Company provide that its directors and officers shall, and its agents in the discretion of the board of directors may, be indemnified to the fullest extent permitted from time to time by the laws of Maryland (with such power to indemnify officers and directors limited to the scope provided for in Section 2-418 as currently in force), provided, however, that such indemnification is limited by the Investment Company Act of 1940 or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The Company's Bylaws provide that the Company may not indemnify any director or officer against liability to the Company or its security holders to which he or she might otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of such disabling conduct.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the court of the issue.

        The Company carries liability insurance for the benefit of its directors and officers on a claims-made basis of up to $10,000,000, subject to a retention of up to $200,000 for certain claims.

Item 30. Business and Other Connections of Investment Adviser

        Not applicable.

Item 31. Location of Accounts and Records

        The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 32. Management Services

        Not applicable.

Item 33. Undertakings

        The Registrant hereby undertakes:

        (1)  to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

        (2)  to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i)    to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii)  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (3)  that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective;

        (4)  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

        (5)  that, for the purpose of determining any liabilities under the Securities Act of 1933, each post effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean, in the Commonwealth of Virginia, on the 7th day of October, 2002.

GLADSTONE CAPITAL CORPORATION
By:	/s/ DAVID GLADSTONE David Gladstone Chairman of the Board and Chief Executive Officer

        KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints David Gladstone and Terry Brubaker and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on October 7, 2002.

Signature	Title

/s/ DAVID GLADSTONE David Gladstone	Chairman of the Board and Chief Executive Officer (principal executive officer)
/s/ TERRY BRUBAKER Terry Brubaker	President, Chief Operating Officer and Director
/s/ HARRY BRILL Harry Brill	Chief Financial Officer (principal financial and accounting officer)
/s/ DAVID A.R. DULLUM David A.R. Dullum	Director
/s/ ANTHONY W. PARKER Anthony W. Parker	Director
/s/ MICHELA A. ENGLISH Michela A. English	Director

EXHIBIT LIST

d.2	Form of indenture.
i.5	Second Amendment to Amended and Restated 2001 Equity Incentive Plan.
k.5	Employment Agreement dated September 12, 2002 between the Company and George Stelljes III.
l	Opinion of Cooley Godward LLP.
n.1	Consent of Ernst & Young LLP, independent public accountants.
n.2	Consent of Cooley Godward LLP (included in Exhibit l).